File Nos. 2-93076

811-4103

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 40	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 41	☒

SELIGMAN HIGH INCOME FUND SERIES

(Exact name of registrant as specified in charter)

200 AMERIPRISE FINANCIAL CENTER, MINNEAPOLIS, MN 55474

(Address of principal executive offices)

Registrant's Telephone Number: 212-850-1864 or

Toll Free: 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)	☒ on April 30, 2009 pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (b)	☐ 75 days after filing pursuant to paragraph (a)(2)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May     , 2009

Seligman

High-Yield Fund

Seeks a High Level of Current Income and may also Consider the Potential for Capital Appreciation consistent with Prudent Investment Management by Investing Primarily in High-Yield Securities

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

TXHY1 5/2009

This Prospectus contains information about Seligman High-Yield Fund (the “Fund”), a series of Seligman High Income Fund Series (the “Series”).

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments became the new investment manager of the Fund effective, November 7, 2008.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees, as the RiverSource funds (the “Board”) they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Fund

Proposed Merger of the Fund

On January 8, 2009, the Series’ Board of Trustees approved in principle the merger of the Seligman Fund into RiverSource High Yield Bond Fund (the “RiverSource Fund”), a fund that seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. More information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s Investors Service or BB or below by Fitch Ratings or Standard & Poor’s Rating Services) or are securities deemed to be below investment grade by RiverSource Investments, LLC (the investment manager). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and sim-

ilar maturities. High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

■	Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate notes);

■	Mortgage and other asset-backed securities;

■	Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

■	Convertible securities, preferred stock, structured securities and loan participations;

■	Municipal securities;

■	Obligations of foreign governments;

■	Securities that are rated in default by a nationally recognized statistical rating organization;

■	Repurchase agreements relating to the above instruments;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

■	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers’ acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed-income securities; securities issued, guaranteed or insured by the US government, its agencies

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or instrumentalities as well as any government sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund’s investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund does not have any portfolio maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In pursuit of the Fund’s objective, the investment manager chooses investments by:

■	Reviewing interest rate and economic forecasts.

■

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

■	Identifying companies that:

■

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

■	have growth potential, or

■	have the potential to increase in value as their credit ratings improve.

■	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell an investment, the investment manager considers, among other factors, whether:

■	The interest rate or economic outlook changes.

■	A sector or industry is experiencing change.

■	A security’s rating is changed.

■	The security is overvalued relative to alternative investments.

■	The company no longer meets the investment manager’s performance expectations.

■	The investment manager wishes to lock in profits.

■	The investment manager identifies a more attractive opportunity.

■	The issuer or the security continues to meet the other standards described above.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market,

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economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described above.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s net asset value, yield and total return will fluctuate with changes in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of the Fund’s holdings will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to invest-

ors’ heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

Impairment of collateral risk is the risk that the value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Foreign securities, illiquid securities, or derivatives (including rights and warrants) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in

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emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Capital appreciation bonds, including “zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

The Fund may invest a portion of its net assets in equity securities and the prices of such securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund’s net asset value will fluctuate.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

With respect to the Fund’s investments in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets, the value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

The Fund’s investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on

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its obligations under the ELS, and the potential risk of being too concentrated in the securities (including ELSs) of that issuer.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The performance information on page 6 provides some indication of the risks of investing in the

Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to two measures of performance.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the table the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Effective at the close of business on May 16, 2008, the Fund will no longer offer Class D shares. For additional information, see “Deciding Which Class of Shares to Buy—Class C.”

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing

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fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their

Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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Class A Annual Total Returns – Calendar Years

Best quarter return: 6.78% – quarter ended 6/30/03.

Worst quarter return: (9.42)% – quarter ended 9/30/01.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year		Five Years		Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
Class A
Return before taxes		%		%		%	n/a		n/a
Return after taxes on distributions							n/a		n/a
Return after taxes on distributions and sale of Fund shares							n/a		n/a
Class B						(1)	n/a		n/a
Class C					n/a			%	n/a
Class R			n/a		n/a		n/a			%
Lehman Brothers US Corporate High-Yield 2% Issuer Capped Index*								(2)
Lipper High Current Yield Funds Average*

*	The Lehman Brothers US Corporate High-Yield 2% Issuer Capped Index (“Lehman Index”) and the Lipper High Current Yield Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of fees, taxes and sales charges, and the Lehman Index also excludes the effect of expenses. The Lehman Index covers the US corporate bond market of high-yield bonds denominated in US dollars, and are included for comparison with Fund performance. The Lehman Index is constrained from having greater than 2% of the securities of a single issuer. Although the Fund may hold greater than 2% of the securities of a single issuer, the Fund has no current intention of owning greater than 5% of the securities of a single issuer. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. Investors cannot invest directly in an average or an index.

(1)	Ten-year return of Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

(2)	From May 28, 1999.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	4.50%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.65%		0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.50%
Other Expenses	0.48%		0.48%	0.48%	0.47%
Total Annual Fund Operating Expenses	1.38%		2.13%	2.13%	1.62%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$
Class B					†
Class C
Class R

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$
Class B					†
Class C
Class R

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.65% of the Fund’s average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman (the Fund’s manager prior to November 7, 2008) was equal to an annual rate of 0.65% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the “distributor”):

A distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

RiverSource Services, Inc., formerly Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds.

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Portfolio Management

Scott Schroepfer, CFA, Portfolio Manager

■	Member of the high yield sector team.
■	Joined RiverSource Investments in 1990.
■	Began investment career in 1986.
■	MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Schroepfer is a member of the high yield sector team, which is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, SDC and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The

NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the

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Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund’s Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds described above, “single persons” includes individuals and immediate family members (i.e., husband, wife,

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and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Series’ Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

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Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series’ Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Series’ Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group of mutual funds, Seligman, RiverSource Investments, SDC and RiverSource Investments’ affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series’ Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund’s distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Trustees, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by RiverSource Investments, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Fund’s distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Fund without a sales charge, and other relevant information, please consult the Series’ Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

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Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%	Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C shares due to the shorter CDSC typically applicable to Class C shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that Class, which has lower ongoing fees and typically a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

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Class R*

■	No initial sales charge on purchases.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

*	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. The distributor may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with the distributor.

The Series has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Series’ Board of Trustees believes that no conflict of interest currently exists between the Fund’s Classes of shares. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

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How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Trustees of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of RiverSource Investments at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series’ Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, the distributor may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the

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close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of the Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Series’ Board of Trustees. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund’s shares are sold through authorized dealers or financial advisors who have sales agreements with the distributor. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class R.”

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account”)

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge.

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Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum account balance of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund (the “Cash Fund”), you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares unless your original purchase was in the Cash Fund.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

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Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell this Fund’s shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund’s shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

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Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program is acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C or D shares, check redemptions may be subject to CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

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■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund’s requirements);

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACHbank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC

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will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund’s NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of the Fund or any other Seligman mutual fund.

The following applies to shareholders who sold Fund shares on or after February 4, 2009 and wish to repurchase shares (the “New Repurchase Policy”): If your original purchase was in Class A or Class B shares, you may use all or part of the sale proceeds to purchase new Class A shares in any Seligman fund account linked together for Rights of Accumulation purposes. Your repurchase will be in Class A shares at net asset value, up to the amount of the sale proceeds. Repurchases of Class B shares will also be made in Class A shares at net asset value. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C shares, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C share repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

The following applies to shareholders who sold Fund shares on or before February 3, 2009 and wish to repurchase shares: You have the option of taking advantage of the New Repurchase Policy described above, or you may use all or part of the sale proceeds to purchase shares of the Fund or any other Seligman mutual fund without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC (the “Former Repurchase Policy”).

If you sold Fund shares on or after February 4, 2009 and wish to take advantage of the New Repurchase Policy, you must notify your financial advisor or SDC within 90 days of the date your sale request was processed. If you sold Fund shares on or before February 3, 2009 and wish to take advantage of either the New Repurchase Policy or the Former Repurchase Policy, you must notify your financial advisor or SDC within 120 days of the date your sale request was processed (e.g., if you sold Fund shares on February 3, 2009, you must notify your financial advisor or SDC by June 3, 2009). Contact your financial advisor or SDC for information on required documentation. The repurchase privileges may be modified or discontinued at any time and use of this option may have tax consequences.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Board of Trustees of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, the distributor or SDC (the Fund’s shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional

24

purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in high-yield securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Funds.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income monthly and distributes any

25

net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2012. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer, or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends, if any, on Class B, Class C and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

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Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of each Fund.”

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The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by

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investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

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Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

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Other Information

Payments to Financial Institutions. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, ‘‘payments’’) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or

31

lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to SDC, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise Financial under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

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Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

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Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund’s Classes for the past five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were included, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS A
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$3.39	$3.31	$3.51	$3.55
Income (loss) from investment operations:
Net investment income		0.25	0.21	0.24	0.27
Net realized and unrealized gain (loss) on investments		(0.22)	0.10	(0.19)	(0.04)
Total from investment operations		0.03	0.31	0.05	0.23
Less distributions:
Dividends from net investment income		(0.25)	(0.21)	(0.24)	(0.27)
Dividends in excess of net investment income		—	(0.02)	(0.01)	—	ø
Total distributions		(0.25)	(0.23)	(0.25)	(0.27)
Net asset value, end of year		$3.17	$3.39	$3.31	$3.51
Total Return		0.81%	9.74%	1.57%	7.03%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$159,566	$183,042	$186,311	$222,827
Ratio of expenses to average net assets		1.38%	1.34%	1.36%	1.28%
Ratio of net investment income to average net assets		7.41%	6.42%	7.05%	7.78%
Portfolio turnover rate		77.94%	99.04%	79.90%	53.38%

See footnotes on page 34.

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CLASS B
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$3.39	$3.32	$3.52	$3.55
Income (loss) from investment operations:
Net investment income		0.22	0.19	0.21	0.24
Net realized and unrealized gain (loss) on investments		(0.21)	0.09	(0.18)	(0.02)
Total from investment operations		0.01	0.28	0.03	0.22
Less distributions:
Dividends from net investment income		(0.22)	(0.19)	(0.21)	(0.24)
Dividends in excess of net investment income		(0.01)	(0.02)	(0.02)	(0.01)
Total distributions		(0.23)	(0.21)	(0.23)	(0.25)
Net asset value, end of year		$3.17	$3.39	$3.32	$3.52
Total Return		0.07%	8.62%	0.84%	6.53%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$22,760	$56,664	$122,052	$228,229
Ratio of expenses to average net assets		2.13%	2.09%	2.11%	2.03%
Ratio of net investment income to average net assets		6.66%	5.67%	6.30%	7.03%
Portfolio turnover rate		77.94%	99.04%	79.90%	53.38%

CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$3.40	$3.33	$3.52	$3.56
Income (loss) from investment operations:
Net investment income		0.22	0.19	0.21	0.24
Net realized and unrealized gain (loss) on investments		(0.21)	0.09	(0.17)	(0.03)
Total from investment operations		0.01	0.28	0.04	(0.21)
Less distributions:
Dividends from net investment income		(0.22)	(0.19)	(0.21)	(0.24)
Dividends in excess of net investment income		(0.01)	(0.02)	(0.02)	(0.01)
Total distributions		(0.23)	(0.21)	(0.23)	(0.25)
Net asset value, end of year		$3.18	$3.40	$3.33	$3.52
Total Return		0.07%	8.60%	1.13%	6.22%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$17,788	$26,742	$33,833	$48,012
Ratio of expenses to average net assets		2.13%	2.09%	2.11%	2.03%
Ratio of net investment income to average net assets		6.66%	5.67%	6.30%	7.03%
Portfolio turnover rate		77.94%	99.04%	79.90%	53.38%

See footnotes on page 34.

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CLASS R
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:		$3.39	$3.31	$3.51	$3.55
Net asset value, beginning of period
Income (loss) from investment operations:		0.24	0.20	0.23	0.25
Net investment income		(0.22)	0.10	(0.19)	(0.02)
Net realized and unrealized gain (loss) on investments		0.02	0.30	0.04	0.23
Total from investment operations
Less distributions:		(0.24)	(0.20)	(0.23)	(0.25)
Dividends from net investment income		—	(0.02)	(0.01)	(0.02)
Dividends in excess of net investment income		(0.24)	(0.22)	(0.24)	(0.27)
Total distributions		$3.17	$3.39	$3.31	$3.51
Net asset value, end of period		0.56%	9.48%	1.32%	6.76%
Total Return
Ratios/Supplemental Data:		$3,856	$1,468	$689	$720
Net assets, end of period (000s omitted)		1.62%	1.59%	1.61%	1.53%
Ratio of expenses to average net assets		7.17%	6.17%	6.80%	7.53%
Ratio of net investment income to average net assets		77.94%	99.04%	79.90%	53.38%
Portfolio turnover rate

ø	Less than + or - $0.01.

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How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about Seligman’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-4103

Prospectus

May     , 2009

Class I Shares

Seligman

High-Yield Fund

Seeks a High Level of Current Income and may also Consider the Potential for Capital Appreciation consistent with Prudent Investment Management by Investing Primarily in High-Yield Securities

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

TXHY1 5/2009 CI

This Prospectus contains information about Seligman High-Yield Fund (the “Fund”), a series of Seligman High Income Fund Series (the “Series”).

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments became the new investment manager of the Fund effective, November 7, 2008.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees as the RiverSource funds (the “Board”), they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Fund

Proposed Merger of the Fund

On January 8, 2009, the Series’ Board of Trustees approved in principle the merger of the Seligman Fund into RiverSource High Yield Bond Fund (the “RiverSource Fund”), a fund that seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. More information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s Investors Service or BB or below by Fitch Ratings or Standard & Poor’s Rating Services) or are securities deemed to be below investment grade by RiverSource Investments, LLC (the investment manager). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and similar maturities. High-

Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

■	Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate notes);

■	Mortgage and other asset-backed securities;

■	Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

■	Convertible securities, preferred stock, structured securities and loan participations;

■	Municipal securities;

■	Obligations of foreign governments;

■	Securities that are rated in default by a nationally recognized statistical rating organization;

■	Repurchase agreements relating to the above instruments;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

■	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers’ acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed-income securities; securities issued, guaranteed or insured by the US government, its agencies or instrumentalities as well as any government

1

sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund’s investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund does not have any portfolio maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In pursuit of the Fund’s objective, the investment manager chooses investments by:

■	Reviewing interest rate and economic forecasts.

■

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

■	Identifying companies that:

■

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

■	have growth potential, or

■	have the potential to increase in value as their credit ratings improve.

■	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell an investment, the investment manager considers, among other factors, whether:

■	The interest rate or economic outlook changes.

■	A sector or industry is experiencing change.

■	A security’s rating is changed.

■	The security is overvalued relative to alternative investments.

■	The company no longer meets the investment manager’s performance expectations.

■	The investment manager wishes to lock in profits.

■	The investment manager identifies a more attractive opportunity.

■	The issuer or the security continues to meet the other standards described above.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market,

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economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described above.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s net asset value, yield and total return will fluctuate with changes in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of the Fund’s holdings will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors’ heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

Impairment of collateral risk is the risk that the value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Foreign securities, illiquid securities or derivatives (including rights and warrants) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, invest-

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ment and repatriation restrictions, settlement and custody.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Capital appreciation bonds, including “zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

The Fund may invest a portion of its net assets in equity securities and the prices of such securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund’s net asset value will fluctuate.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

With respect to the Fund’s investments in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets, the value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

The Fund’s investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELS, and the potential risk

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of being too concentrated in the securities (including ELSs) of that issuer.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance of Class I shares compares with two measures of market performance.

The performance information on the following page is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table on the following page assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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Class I Annual Total Returns – Calendar Years

Best quarter return: 6.94% – quarter ended 6/30/03.

Worst quarter return: (6.45)% – quarter ended 6/30/02.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year		Five Years		Since Inception 11/30/01
Class I
Return before taxes		%		%		%
Return after taxes on distributions
Return after taxes on distributions and sale of Fund shares
Lehman Brothers U.S. Corporate High-Yield 2% Issuer Capped Index*
Lipper High Current Yield Funds Average*

*	The Lehman Brothers US Corporate High-Yield 2% Issuer Capped Index (“Lehman Index”) and the Lipper High Current Yield Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions, if any and exclude the effect of fees, taxes and sales charges, and the Lehman Index also excludes the effect of expenses. The Lehman Index covers the US corporate bond market of high-yield bonds denominated in US dollars, and are included for comparison with Fund performance. The Lehman Index is constrained from having greater than 2% of the securities of a single issuer. Although the fund may hold greater than 2% of the securities of a single issuer, the Fund has no current intention of owning greater than 5% of the securities of a single issuer. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. Investors cannot invest directly in an average or an index.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	%
Total Annual Fund Operating Expenses	%

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$	$	$	$

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The management fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.65% of the Fund’s average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.65% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Portfolio Management

Scott Schroepfer, CFA, Portfolio Manager

■	Member of the high yield sector team.

■	Joined RiverSource Investments in 1990.

■	Began investment career in 1986.

■	MBA, University of Minnesota.

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc. formerly known as Seligman Advisors, Inc. (the “distributor”):

A principal distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

RiverSource Services, Inc. formerly Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative service to the Seligman Group of Funds, as well as the RiverSource complex of funds.

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The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Schroepfer is a member of the high yield sector team, which is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, SDC and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely

10

to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and SAIs. Additionally,

Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

The Fund offers five Classes of shares. Only Class I shares are offered by this Prospectus. The Board of Trustees believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, the distributor may reject any request to purchase shares under the circumstances discussed later under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Trustees. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by the distributor, (ii) certain qualified employee benefit plans offered to employees of RiverSource Investments and its affiliates and SDC, as available (iii) any qualified or non-qualified employee benefit plan or

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arrangement (“Benefit Plan”) with over $200 million in assets that is approved by the distributor, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund, (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by the distributor to offer Class I shares pursuant to a written agreement, and (vi) any investor approved by the distributor that makes an initial, combined investment of at least $5 million in the Class I shares of two or more Seligman funds. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

How to Sell Shares

Shares of the Fund can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number; (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; and

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Board of Trustees of the Series has adopted written policies and procedures that, subject to the

13

limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, the distributor or SDC (the Fund’s shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level

14

of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in high-yield securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Funds.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2012. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions, if any, reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;
(2)	receive dividends in cash and reinvest capital gain distributions; or
(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more

15

than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of each Fund.”

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The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities

† Offers Class I Shares.

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issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

† Offers Class I Shares.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc.

offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium- capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

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Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I Shares.

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Other Information

Payments to Financial Institutions. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or

20

lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the SDC, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise Financial under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

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Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and the funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in RiverSource funds (collectively referred to as “affiliated products”). These affiliated products, individually or collec tively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

22

Financial Highlights

The table below is intended to help you understand the financial performance of the Fund’s Class I shares for the five years presented. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If costs or taxes were included, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS I
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of the year		$3.39	$3.31	$3.51	$3.55
Income (loss) from investment operations:
Net investment income		0.26	0.23	0.25	0.29
Net realized and unrealized gain (loss) on investments		(0.22)	0.10	(0.18)	(0.04)
Total from investment operations		0.04	0.33	0.07	0.25
Less distributions:
Dividends from net investment income		(0.26)	(0.23)	(0.25)	(0.29)
Dividends in excess of net investment income		—	(0.02)	(0.02)	—*
Total distributions		(0.26)	(0.25)	(0.27)	(0.29)
Net asset value, end of year		$3.17	$3.39	$3.31	$3.51
Total Return		1.18%	10.23%	2.01%	7.46%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$7,924	$6,879	$7,299	$6,500
Ratio of expenses to average net assets		0.88%	0.85%	0.91%	0.85%
Ratio of net investment income to average net assets		7.91%	6.92%	7.50%	8.21%
Portfolio turnover rate		77.94%	99.04%	79.90%	53.38%

*	Less than + or – $0.01

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How to Contact Us

The Fund

Write	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Fund, including the Prospectus and SAI, can be viewed and copies at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the Edgar Database on the SEC’s internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

SEC File Number:     811-4103

Prospectus

May     , 2009

Seligman

U.S. Government Securities Fund

Seeking a High Level of Current Income Consistent with Prudent Investment Risk by Investing in US Government Securities

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

TXUSGI 5/2009

This Prospectus contains information about Seligman U.S. Government Securities Fund (the “Fund”), a series of Seligman High Income Fund Series (the “Series”).

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments became the new investment manager of the Fund effective, November 7, 2008.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees, as the RiverSource funds (the “Board”) they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Fund

Proposed Merger of the Fund

On January 8, 2009, the Series’ Board of Trustees approved in principle the merger of the Seligman Fund into RiverSource Short Duration U.S. Government Fund (the “RiverSource Fund”), a fund that seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. More information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

Investment Objective

The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund will invest at least 80% of its net assets in US government securities which are debt securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises. Although certain of the securities in which the Fund may invest are backed by the full faith and credit of the US government (and thus involve minimal credit risk), other securities in which the Fund may invest are backed only by the credit of a US federal agency, instrumentality or government sponsored enterprise that issued the security (and thus may have increased credit risk).

Securities backed by the full faith and credit of the US government include direct obligations of the US Treasury (including bills, notes, and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA). Examples of securities not backed by the full faith and credit of the US government include securities issued by the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae).

In pursuit of the Fund’s objectives, the investment manager (RiverSource Investments, LLC) chooses investments by:

■	Reviewing credit characteristics and the interest rate outlook.

■

Identifying and buying securities that are high quality or have similar qualities, in the investment manager’s opinion, even though they are not rated or have been given a lower rating by a rating agency.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

■	The investment manager wishes to lock-in profits.

■	Changes in the interest rate or economic outlook.

■	The investment manager identifies a more attractive opportunity.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described above.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The US government does not guarantee the market value or the current yield of government securities. The Fund’s net asset value, yield, and total return will fluctuate and are not guaranteed by the US government.

Securities backed by the full faith and credit of the US government involve minimal credit risk. These securities in which the Fund invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security in which the Fund also invests), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund’s net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund’s yield will vary based on the yield of its portfolio securities.

Securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the US Treasury to purchase the enterprise’s obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the US government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the US government.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise. The value and related income of these securities is sensitive to changes in

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economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

The Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase agreements in which the Fund invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s Classes compares to three measures of market performance (one of which is a blended index created by the investment manager), as further described below.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C

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shares. Although for all periods presented in the table the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Effective at the close of business on May 16, 2008, the Fund will no longer offer Class D shares. For additional information, see “Deciding Which Class of Shares to Buy—Class C.”

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B,

Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). These returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns – Calendar Years

Best quarter return: 6.54% – quarter ended 9/30/02.

Worst quarter return: -2.87% – quarter ended 6/30/04.

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Average Annual Total Returns – Periods Ended 12/31/08

	One Year		Five Years		Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
Class A
Return before taxes		%		%		%	n/a		n/a
Return after taxes on distributions							n/a		n/a
Return after taxes on distributions and sale of Fund shares							n/a		n/a
Class B					(1)		n/a		n/a
Class C					n/a			%	n/a
Class R			n/a		n/a		n/a			%
Lehman Brothers Government Bond Index*
Blended Index*
Lipper General US Government Funds Average*

*	The Lehman Brothers Government Bond Index (the “Lehman Index”), the Lipper General US Government Funds Average (the “Lipper Average”) and the Blended Index, are unmanaged benchmarks that assume reinvestment of dividends, if any, and exclude the effect of fees, taxes and sales charges. The Lehman Index and the Blended Index also exclude the effect of expenses. The Lehman Index is a benchmark index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and 20+ Year Treasury Index. The Lipper Average includes funds that invest at least 65% of their assets in US government and government agency issues. The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s manager (“Seligman”). The Blended Index consists of a fifty percent equal weighting in the Lehman Index and the Lehman Brothers Fixed-Rate Mortgage Backed Securities Index (the “Lehman MBS Index”), which covers the fixed-rate agency mortgage-backed pass-through securities of the GNMA, Fannie Mae and Freddie Mac. In Seligman’s view, the Blended Index better represents the securities in which the Fund expects to invest since Fund shareholders approved amendments to the Fund’s principal investment strategies in October 2005. The Fund’s holdings, however, may not be evenly weighted among the securities covered by the Lehman Index and Lehman MBS Index, and the weighting of the Fund’s holdings may vary significantly among such securities. The Fund is actively managed and its holdings are subject to change. Investors cannot invest directly in an average or an index.

(1)	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	4.50%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(1)	none	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.50%
Other Expenses	0.77%		0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	1.52%		2.28%	2.28%	1.78%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$
Class B				†
Class C
Class D
Class R
If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$
Class B					†
Class C
Class D
Class R

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). For the year ended December 31, 2008, the management fee paid by the Fund to Seligman (the Fund’s manager prior to November 7, 2008) was equal to an annual rate of 0.50% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

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Portfolio Management

Jamie Jackson, CFA, Portfolio Manager

■	Leader of the liquid assets sector team.

■	Joined RiverSource Investments in 2003.

■	Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

■	Began investment career in 1988.

■	MBA, Marquette University.

Todd White, Portfolio Manager

■	Leader of the structured assets sector team.

■	Joined RiverSource Investments on November 17, 2008.

■

Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

■	Began investment career in 1986.

■	BS, Indiana University.

The Series’ Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities of the Fund.

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the “distributor”):

A distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

RiverSource Services, Inc., formerly Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, SDC and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The

NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the

9

Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund’s Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds described above, “single persons” includes individuals and immediate family members (i.e., husband, wife,

11

and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Series’ Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

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Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series’ Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Series’ Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group of mutual funds, Seligman, RiverSource Investments, SDC and RiverSource Investments’ affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series’ Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund’s distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Trustees, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by RiverSource Investments, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Fund’s distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Fund without a sales charge, and other relevant information, please consult the Series’ Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

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Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%	Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C shares due to the shorter CDSC typically applicable to Class C shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that Class, which has lower ongoing fees and a typically shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Class R*

■	No initial sales charge on purchases.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

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■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

*	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. The distributor may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with the distributor.

The Series has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Series’ Board of Trustees believes that no conflict of interest currently exists between the Fund’s Classes of shares. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Trustees of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover

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administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of RiverSource Investments at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series’ Statement of Additional Information or www.seligman.com.

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Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, the distributor may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of the Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Series’ Board of Trustees. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund’s shares are sold through authorized dealers or financial advisors who have sales agreements with the distributor. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class R.”

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit

17

card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account”)

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

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Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum account balance of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund (the “Cash Fund”), you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares unless your original purchase was in the Cash Fund.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS,

or any other institution that provides direct deposit. Call SDC for more information.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell this Fund’s shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund’s shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all Classes of shares.

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How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program is acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after

20

your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C or D shares, check redemptions may be subject to a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund’s requirements);

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

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Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund’s NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of the Fund or any other Seligman mutual fund.

The following applies to shareholders who sold Fund shares on or after February 4, 2009 and wish to repurchase shares (the “New Repurchase Policy”): If your original purchase was in Class A or Class B shares, you may use all or part of the sale proceeds to purchase new Class A shares in any Seligman fund account linked together for Rights of Accumulation purposes. Your repurchase will be in Class A shares at net asset value, up to the amount of the sale proceeds. Repurchases of Class B shares will also be made in Class A shares at net asset value. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C shares, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C share repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

The following applies to shareholders who sold Fund shares on or before February 3, 2009 and wish to repurchase shares: You have the option of taking advantage of the New Repurchase Policy described above, or you may use all or part of the sale proceeds to purchase shares of the Fund or any other Seligman mutual fund without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC (the “Former Repurchase Policy”).

If you sold Fund shares on or after February 4, 2009 and wish to take advantage of the New Repurchase Policy, you must notify your financial advisor or SDC within 90 days of the date your sale request was processed. If you sold Fund shares on or before February 3, 2009 and wish to take advantage of either the New Repurchase Policy or the Former Repurchase Policy, you must notify your

22

financial advisor or SDC within 120 days of the date your sale request was processed (e.g., if you sold Fund shares on February 3, 2009, you must notify your financial advisor or SDC by June 3, 2009). Contact your financial advisor or SDC for information on required documentation. The repurchase privileges may be modified or discontinued at any time and use of this option may have tax consequences.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Series’ Board of Trustees has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, the distributor or SDC (the Fund’s shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

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To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2014. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends, if any, on Class B, Class C and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

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Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less.

However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of each Fund.”

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The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by

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investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series. Inc.

offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

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Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc.

offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

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Other Information

Payments to Financial Institutions. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, ‘‘payments’’) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or

29

lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to SDC, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise Financial under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

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Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

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Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund’s Classes for the past five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were included, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS A
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$ 6.80	$ 6.89	$ 7.10	$ 7.23
Income (loss) from investment operations:
Net investment income		0.26	0.24	0.20	0.19
Net realized and unrealized gain (loss) on investments		0.15	(0.09)	(0.20)	(0.11)
Total from investment operations		0.41	0.15	—	0.08
Less distributions:
Dividends from net investment income		(0.26)	(0.24)	(0.20)	(0.19)
Dividends in excess of net investment income		—	—	(0.01)	(0.02)
Total distributions		(0.26)	(0.24)	(0.21)	(0.21)
Net asset value, end of year		$ 6.95	$ 6.80	$ 6.89	$ 7.10
Total Return		6.10%	2.33%	—%	1.09%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$36,335	$40,676	$44,402	$47,553
Ratio of expenses to average net assets		1.52%	1.42%	1.50%	1.31%
Ratio of net investment income to average net assets		3.80%	3.55%	2.90%	2.66%
Portfolio turnover rate		204.04%	347.09%	286.60%	133.02%

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Class B
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$ 6.82	$ 6.90	$ 7.12	$ 7.25
Income (loss) from investment operations:
Net investment income		0.21	0.19	0.15	0.14
Net realized and unrealized gain (loss) on investments		0.14	(0.08)	(0.21)	(0.11)
Total from investment operations		0.35	0.11	(0.06)	0.03
Less distributions:
Dividends from net investment income		(0.21)	(0.19)	(0.15)	(0.14)
Dividends in excess of net investment income		—	—	(0.01)	(0.02)
Total distributions		(0.21)	(0.19)	(0.16)	(0.16)
Net asset value, end of year		$ 6.96	$ 6.82	$ 6.90	$ 7.12
Total Return		5.15%	1.73%	(0.88)%	0.34%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$4,713	$7,619	$13,986	$24,045
Ratio of expenses to average net assets		2.28%	2.17%	2.26%	2.06%
Ratio of net investment income to average net assets		3.04%	2.80%	2.14%	1.91%
Portfolio turnover rate		204.04%	347.09%	286.60%	133.02%

CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$ 6.82	$ 6.90	$ 7.11	$ 7.25
Income (loss) from investment operations:
Net investment income		0.21	0.19	0.15	0.14
Net realized and unrealized gain (loss) on investments		0.14	(0.08)	(0.20)	(0.12)
Total from investment operations		0.35	0.11	(0.05)	0.02
Less distributions:
Dividends from net investment income		(0.21)	(0.19)	(0.15)	(0.14)
Dividends in excess of net investment income		—	—	(0.01)	(0.02)
Total distributions		(0.21)	(0.19)	(0.16)	(0.16)
Net asset value, end of year		$ 6.96	$ 6.82	$ 6.90	$ 7.11
Total Return		5.15%	1.84%	(0.74)%	0.20%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$3,906	$4,185	$6,016	$9,764
Ratio of expenses to average net assets		2.28%	2.17%	2.26%	2.06%
Ratio of net investment income to average net assets		3.04%	2.80%	2.14%	1.91%
Portfolio turnover rate		204.04%	347.09%	286.60%	133.02%

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CLASS R
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period		$ 6.81	$ 6.89	$ 7.10	$ 7.23
Income (loss) from investment operations:
Net investment income		0.24	0.22	0.18	0.17
Net realized and unrealized gain (loss) on investments		0.14	(0.08)	(0.20)	(0.11)
Total from investment operations		0.38	0.14	(0.02)	0.06
Less distributions:
Dividends from net investment income		(0.24)	(0.22)	(0.18)	(0.17)
Dividends in excess of net investment income		—	—	(0.01)	(0.02)
Total distributions		(0.24)	(0.22)	(0.19)	(0.19)
Net asset value, end of period		$ 6.95	$ 6.81	$ 6.89	$ 7.10
Total Return		5.63%	2.21%	(0.25)%	0.82%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)		$1,905	$1,002	$671	$440
Ratio of expenses to average net assets		1.78%	1.67%	1.76%	1.56%
Ratio of net investment income to average net assets		3.54%	3.30%	2.64%	2.41%
Portfolio turnover rate		204.04%	347.09%	286.60%	133.02%

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How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-4103

SELIGMAN HIGH INCOME FUND SERIES

Seligman U.S. Government Securities Fund

Seligman High-Yield Fund

Statement of Additional Information

May 1, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55474

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of Seligman High Income Fund Series (the “Series”) having previously approved (at special meetings held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Series, RiverSource Investments became the new investment manager of the Series, effective November 7, 2008.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses of Seligman U.S. Government Securities Fund and Seligman High-Yield Fund (individually, “a Fund”), each dated May 1, 2009, offering Class A shares, Class B shares, Class C shares and Class R shares, and the current Prospectus for Seligman High-Yield Fund, dated May 1, 2009, offering Class I shares (together, “the Prospectuses”). Each of the Seligman High-Yield Fund and the Seligman U.S. Government Securities Fund is a separate series of Seligman High Income Fund Series (the “Series”). This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Fund’s Prospectuses in its entirety. It should be read in conjunction with each Fund’s Prospectuses, which you may obtain by writing or calling the Series at the above address or telephone numbers, respectively.

The financial statements and notes included in each Fund’s Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. An Annual Report for each Fund will be furnished to you without charge if you request a copy of this SAI.

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the “Board”), and the same policies and procedures. Although the Seligman funds, including the Series, share the same Board, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

The Series is governed by a Board that meets regularly to review a wide variety of matters affecting the Series. Detailed information about Fund governance, the Funds’ investment manager, RiverSource Investments, LLC, and other aspects of Fund management can be found by referencing the Table of Contents on the following page.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

TX1A

Series History

The Series was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1984. The RiverSource complex of funds includes a comprehensive array of funds managed by RiverSource Investments, including the Series and the other Seligman funds.

Description of the Series and its Investments and Risks

Classification

The Series is a diversified open-end management investment company, or mutual fund, which consists of two separate series, which are Seligman U.S. Government Securities Fund (the “U.S. Government Securities Fund”) and Seligman High-Yield Fund (the “High-Yield Fund”).

Investment Strategies and Risks

The following information regarding each Fund’s investments and risks supplements the information contained in each of the Fund’s Prospectuses.

U.S. Government Securities. The U.S. Government Securities Fund intends to invest at least 80% of its net assets (including amounts borrowed for investment purposes) in US Government Securities. Securities backed by the full faith and credit of the US government involve minimal credit risk. These securities in which the Fund invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund’s net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund’s yield will vary based on the yield of its portfolio securities.

Securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the US Treasury to purchase the enterprise’s obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the US government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the US government.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities. The Fund may invest in securities of any duration.

High-Yield Securities. The High-Yield Fund intends to invest at least 80% of its net assets (including amounts borrowed for investment purposes) in High-Yield Securities, as the term is described in the Fund’s Prospectuses. High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of the High-Yield Fund’s holdings will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors’ heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the High-Yield Fund difficulties in valuing and selling its securities.

During periods of falling interest rates, issuers of an obligation held by the High-Yield Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the High-Yield Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the High-Yield Fund’s income.

Capital appreciation bonds, including “zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the High-Yield Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the High-Yield Fund.

If an issuer repays an obligation such as a mortgage-backed security held by the High-Yield Fund more slowly than anticipated, the High-Yield Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the High-Yield Fund will be prevented from investing in higher-yielding securities.

Foreign Securities. The High-Yield Fund may invest up to 10% of its net assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign debt securities and their markets may not be as liquid as US securities and their markets. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Illiquid Securities. The High-Yield Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)) and other securities that are not readily marketable, such as repurchase agreements of more than one week’s duration. The Series may purchase restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the investment manager, acting pursuant to procedures approved by the Series’ Board of Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the High-Yield Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Mortgage-Related Securities.

Mortgage Pass-Through Securities. The U.S. Government Securities Fund may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a “pass-through” of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool’s effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the U.S. Government Securities Fund invests occurs, the Fund may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (“GNMA”) is a US government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the US government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. The U.S. Government Securities Fund may also invest in Collateralized Mortgage Obligations (“CMOs”), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (“REMICs”). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran’s Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a “Pay” CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the U.S. Government Securities Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Preferred Stock. The High-Yield Fund may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The investment manager will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur.

To the extent the High-Yield Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.

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Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Repurchase Agreements. Each Fund of the Series may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a money market instrument, generally a US government obligation qualified for purchase by the Fund, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the U.S. Government Securities Fund may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve only US government securities and will only involve securities issued or guaranteed by the US government. As a matter of fundamental policy, each Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.

When-Issued and Forward Commitment Securities. Each Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may purchase securities on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities, and may sell these securities before the settlement date if it is deemed advisable.

When investing in when-issued or forward commitment securities, cash and/or liquid securities equal to the amount of the when-issued or forward commitment obligations will be segregated at the Series’ custodian, and marked to market daily, with additional cash and/or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, each Fund will meet its respective obligations from then available cash flow, sale of other securities (those segregated or otherwise) or, although they would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

Securities purchased on a when-issued or forward commitment basis and the securities held in each Fund are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, there will be a greater possibility that the market value of the Fund’s assets will vary more than otherwise. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

Lending of Portfolio Securities. Each Fund of the Series may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. Loaned securities may not be returned by a borrower; however, a borrower must maintain with a Fund cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any income accruing on the loaned securities and a Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to a Fund might be delayed; and 3) the borrower might refuse to repay the borrowed securities. Each Fund may lend portfolio securities to the extent that the investment manager deems appropriate in seeking to achieve a Fund’s investment objective and with only a prudent degree of risk.

Except as otherwise specifically noted above and below, each Fund’s investment policies are not fundamental and the Board of Trustees of the Series may change such policies without the vote of a majority of a Fund’s outstanding voting securities.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and that Fund’s returns will therefore be lower.

Investments to Control. Each Fund may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Fund were to make such acquisitions, there is a risk that such Fund would become less diversified, which could increase the volatility of that Fund and increase the Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Exchange Traded Funds. The High-Yield Fund may invest in exchange traded funds (“ETFs”). Certain ETFs are traded, like individual stocks, on an exchange, but they represent a basket of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. Certain ETFs are traded in the over-the-counter markets, which present counterparty risk and liquidity risks to the Fund. The High-Yield Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy. If the High-Yield Fund invests in ETFs, shareholders would bear not only the High-Yield Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and that Fund’s returns will therefore be lower. To the extent the High-Yield Fund invests in ETFs, the High-Yield Fund is exposed to the risks associated with the underlying investments of the ETFs and the High-Yield Fund’s performance may be negatively affected if the value of those underlying investments declines.

Short Sales. Each Fund may not sell securities short or maintain a short position.

Options and Other Derivatives. The Funds may invest in certain derivatives instruments described below for hedging, cash management or investment purposes. Generally, derivatives may be employed when the investment manager believes they will provide an effective means of managing risk or portfolio characteristics. These instruments are described below. To the extent the Funds engage in the derivatives described below, there can be no assurance that such derivatives will achieve their intended benefits, and the Funds may lose money as a result of such use.

Options. The Funds may utilize options. An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. Options may also be based on an index or group of securities, and such options typically settle by payment of a cash amount rather than delivery of the underlying securities. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security (or to receive a cash settlement amount based on movements in the price of the underlying security, basket of securities, or index). The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no, or only a limited, trading market.

Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in a Fund’s investment portfolio, the Funds may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Funds may have difficulty closing out its position, in which case the Funds could lose money in the event of adverse price movements.

Futures Contracts. The Funds may utilize interest rate futures, currency futures and the U.S. Government Securities Fund may also utilize treasury futures. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. An interest rate futures contract is an agreement to buy or sell a debt security at a specific date in the future. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. The Funds may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Funds will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the position, including the maintenance of margins, which could result in the Funds incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Funds are required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made daily to and from the futures broker as the value of the futures position varies, a process known as “marking-to-market.” When the Funds purchase or sell futures contracts, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Interest rate futures contracts (and options on such contracts) are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Funds may invest in futures contracts traded on US and non-US exchanges.

At the maturity of a futures contract, the Funds may either accept or make delivery of the currency or security specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Funds may suffer losses in the event of adverse price movements.

The Funds may, for example, use currency futures to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Options on Futures. The Funds may utilize options on both interest rate futures and currency futures, and the U.S. Government Securities Fund may also utilize options on treasury futures (collectively, “options on futures”). Options on futures are effectively options on the asset that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is risk to that the Funds may have difficulty in closing out positions in options on futures. Although the Funds intend to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Funds.

Options on futures held by the Funds, to the extent not exercised, will expire and the Funds would experience a loss to the extent of any premium paid for the option. If the Funds were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Options on Currencies. The Funds may utilize options on currencies. An option on a currency is a derivative in which the owner has the right but not the obligation to exchange money denominated in one currency into another currency at an agreed-upon exchange rate on a specified date. In general, options on currencies operate similarly to options on equity securities and are subject to many similar risks. Options on currencies are traded primarily in the over-the-counter market, although options on certain currencies are also listed on several exchanges.

Options on currencies are affected by all of those factors that influence exchange rates and investments generally. To the extent that these options are traded in the over–the-counter markets, they are considered to be illiquid by the Securities and Exchange Commission (the “SEC”).

The value of any currency, including the US dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate with respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the US dollar and the applicable foreign currency. Since currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse consequences to the Funds, including losses.

Options on currencies held by the Funds, to the extent not exercised, will expire and the Funds would experience a loss to the extent of any premium paid for the option. The Funds may, for example, use currency options to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Currency Forwards. The Funds may utilize currency forwards. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, the Funds may either accept or make delivery of the currency specified in the contract, or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds generally will enter into forward contract if it is expected that the Funds will be readily able to close out such contract. There can, however, be no assurance that it will in any particular case be able to do so, in which case the Funds may suffer losses in the event of adverse currency movements. The Funds will not enter into forward contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Funds to deliver an amount of currency in excess of the value of a Fund’s portfolio securities or other assets denominated in that currency. Where the Funds are obligated to make deliveries under forward contracts, to avoid leverage, they will “cover” their obligation with liquid assets in an amount sufficient to meet their respective obligations.

The Funds may use currency forwards, for example, to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Swap Agreements. The Funds may utilize swap agreements. The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements, such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount” in return for payments equal to a fixed rate times the same amount, for a specified period of time. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Funds. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.

The use of swap agreements by the Funds entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many swaps since none are traded in a public securities market), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a Fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Since some swap agreements can have a leverage component, adverse changes in the value of the underlying asset, reference rate or index can result in a substantial loss to the Funds. Certain swaps have the potential for unlimited loss.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Funds bear the risk that the investment manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Funds. If the investment manager attempts to use a swap agreement as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps, in particular swaps traded on the over-the-counter markets, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Funds.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Funds’ investment manager does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Funding Agreements. The High-Yield Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. The largest risks associated with funding agreements include credit risk and liquidity risk.

Equity-Linked Securities. The High-Yield Fund may invest in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELSs in a privately negotiated transaction with the issuer of the ELSs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”). The Fund may or may not hold an ELS until its maturity.

Investments in ELSs subject the Fund to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Fund wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Fund to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELS. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELSs and computing the Fund’s net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the investment manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

Except as otherwise specifically noted above, these investment strategies are not fundamental and each Fund, with the approval of the Board of Trustees of the Series, may change such strategies without the vote of shareholders.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of each Fund’s outstanding voting securities. Under these policies, each Fund may not:

•

purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time. In addition, the Board has adopted the following non-fundamental polices: each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in a Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder. The Manager must seek Board approval to invest in any type of commodity or commodity contract if it is of the type a Fund has not previously utilized;

•

purchase securities on margin except as permitted by the Investment Company Act of 1940 (the “1940 Act”) or any rule thereunder, any Securities and Exchange Commission (the “SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

underwrite the securities of other issuers except to the extent a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

•

purchase or hold any real estate including limited partnership interests in real property, except each Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including REITs;

•	make any investment inconsistent with a Fund’s classification as a diversified investment company under the 1940 Act;

•

invest 25% or more of its total assets, at market value, in any one industry, except that 25% limitation on industry concentration does not apply to securities issued or guaranteed by the US government or any of its agencies or instrumentalities (which may include mortgage-related securities);

•

purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Series individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities; and

•	engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker.

Certain of the fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the each Fund gains from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to a Fund.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows each Fund to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits each Fund from making loans to affiliated persons but does not otherwise restrict a Fund’s ability to make loans.

Each Fund may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Series or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Series or of such Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares of the Series or of such Fund are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Each Fund will provide shareholders with at least 60 days prior notice of any change in that Fund’s “80%” investment policy as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the High-Yield Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The High-Yield Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. The High-Yield Fund may also invest in high-yield, medium and lower quality corporate notes.

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the U.S. Government Securities Fund for the years ended December 31, 2008 and 2007 were     % and 204.04%, respectively. Conditions in the fixed-income market in 2007 contributed to a relatively lower portfolio turnover rate for the U.S. Government Securities Fund as compared to 2006. The portfolio turnover rate for the High-Yield Fund for the years ended December 31, 2008 and 2007 were     % and 77.94%, respectively.

Disclosure of Portfolio Holdings

The full portfolio holdings of each Fund, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc. (the “distributor”) (www.seligman.com). In addition, the top 10 holdings of each Fund and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute each Fund’s portfolio holdings information described above to third parties the day after such information appears on the distributor’s website. The foregoing monthly and quarterly information will remain available on the distributor’s website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Trustees, each Fund’s portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Series’ procedures require the prior written approval of the Chief Investment Officer of RiverSource Investments (or its designee) and the Series’ Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of RiverSource Investments or the distributor (or their respective designees) and the Series’ CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Funds. If prior approval is granted, the recipient must enter into a written agreement prior to the release of each Fund’s portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Trustees regarding compliance with the Series’ policies, and RiverSource Investments’ Chief Compliance Officer monitor compliance with this policy.

In addition, the Series’ policies expressly permit RiverSource Investments’ employees to release each Fund’s holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about RiverSource Investments’ views on individual securities or whether each Fund of the Series owns or does not own a particular security, provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of a Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Series may also permit its auditors to have access to each Fund’s portfolio holdings as necessary in connection with their auditing services.

Currently, RiverSource Investments has entered into ongoing arrangements to disclose each Fund’s portfolio holdings prior to the public disclosure of such information with the following third party research providers: Vestek Systems, Inc. and Bloomberg POM. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, RiverSource Investments discloses each Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT and to RiskMetrics Group (formerly, Institutional Shareholder Services) (“RiskMetrics”) in connection with proxy voting. RiverSource Investments discloses portfolio holdings to the third parties listed above, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours.

All of the above mentioned disclosures have been approved, as applicable and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Series’ portfolio holdings pursuant to these arrangements.

Management of the Series

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial announced the closing of its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition

completed and shareholders having previously elected (at a special meeting held on November 3, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, will continue to serve on the Board after the Acquisition, which would result in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman funds and 104 RiverSource funds. Board members serve until the next regular shareholders’ meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None	Board Governance, Compliance, Investment Review, Joint Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Joint Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley College; former Dean, McCallum Graduate School of Business, Bentley College	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Attorney and Consultant	None	Board Governance, Compliance, Executive, Investment Review, Joint Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance	Distribution, Executive, Investment Review, Joint Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None	Distribution, Investment Review, Joint Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. since 1987; and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Lead Outside Director, Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); and OGE Energy Corp. (energy and energy services).	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

Board Member Affiliated With RiverSource Investments*

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 48	Board member and Vice President since November 7, 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2005; Director, President and Chief Executive Officer, Ameriprise Certificate Company and; Chairman of the Board, Chief Executive Officer and President, RiverSource Distributors, Inc. since 2006; Chief Executive Officer and President, RiverSource Fund Distributors, Inc. since 2008; Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005	None	Investment Review

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers

Name, address, age	Position held with the Fund and length of service	Principal occupation during past five years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 44	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	Vice President since November 7, 2008	Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC since 2006; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 51	Treasurer since 2000	Treasurer, Seligman Data Corp. since 2000; and Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated from 1992 to 2008.

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 56	Chief Compliance Officer since 2004; and Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008.	Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds since 2004; Chief Compliance Officer, RiverSource Investments, LLC since 2009; Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer for each of the investment companies of the Seligman Group of Funds since November 2008; Managing Director, J. & W. Seligman & Co. Incorporated and Vice-President for each of the investment companies of the Seligman Group of Funds from 2004 to 2008.

The Board initially approves an investment management services agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

As of November 7, 2008, the Board has organized the following committees to facilitate its work (accordingly, no committee meetings have been held prior to such date):

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the chairperson of the Board in relation to furthering the interests of the Fund and their shareholders on external matters.

Compliance Committee. This committee supports the Fund’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund’s CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Fund, and reports to the Board as appropriate.

Executive Committee. This committee acts for the Board between meetings of the Board.

Investment Review Committee. This committee reviews and oversees the management of the Fund’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee. This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund’s financial statements and independent audits as well as the Fund’s compliance with legal and regulatory requirements relating to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund’s independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

Beneficial Ownership of Shares

As of December 31, 2008, the Directors beneficially owned shares in the Fund and the RiverSource complex of funds (which includes the Seligman funds) as follows:

Name	Dollar Range of Shares Owned By Trustee in each Fund	Aggregate Dollar Range of Shares Owned by Trustee in the RiverSource Complex of Funds
INDEPENDENT BOARD MEMBERS
Kathleen Blatz		Over $100,000
Arne H. Carlson		Over $100,000
Pamela G. Carlton		$50,001-$100,000
Patricia M. Flynn		Over $100,000*
Anne P. Jones		Over $100,000
Jeffrey Laikind		Over $100,000
Stephen R. Lewis, Jr.		Over $100,000*
John F. Maher		Over $100,000*
Catherine James Paglia		Over $100,000*
Leroy C. Richie		Over $100,000
Alison Taunton-Rigby		Over $100,000
AFFILIATED BOARD MEMBERS
William F. Truscott		Over $100,000

*	Total includes deferred compensation invested in share equivalents.

Compensation None of the New Board Members received any compensation from the Fund or any of the other Seligman funds for the fiscal year ended December 31, 2008. The New Board Members became Directors of the Fund and the other Seligman funds effective November 7, 2008 at the completion of RiverSource Investments’ Acquisition of Seligman. Only Messrs. Maher and Richie were directors of the Fund and the other Seligman funds during the fiscal year ended December 31, 2008. Messrs. Richie and Maher became directors/trustees of the RiverSource funds on November 12, 2008 and December 10, 2008, respectively. Accordingly, they did not receive any compensation from the RiverSource complex of funds during the fiscal year ended December 31, 2008. The aggregate compensation received by the New Board Members relates only to the RiverSource-branded funds.

Name and Position with Fund	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees (1)(2)
Kathleen Blatz		n/a	$163,750
Arne H. Carlson		n/a	163,750
Pamela G, Carlton		n/a	151,250
Patricia M. Flynn(3)		n/a	156,250
Anne P. Jones		n/a	161,250
Jeffrey Laikind		n/a	151,250
Stephen R. Lewis, Jr.(3)		n/a	396,250
John F. Maher (4)		n/a	91,500
Catherine James Paglia(3)		n/a	156,250
Leroy C. Richie		n/a	103,500
Alison Taunton-Rigby		n/a	153,750

(1)	For the fiscal year ended December 31, 2008. Messrs. Maher and Richie did not receive any payments from the RiverSource-branded funds for the fiscal year ended December 31, 2008. The New Board Members did not receive any compensation from the Seligman-branded funds for the fiscal year ended December 31, 2008.

(2)	At December 31, 2008, which precedes the date that RiverSource Investments acquired Seligman, the directors/trustees had oversight responsibilities for the Seligman funds, which consisted of 59 investment companies, including the Fund, and the New Board members had oversight responsibility of the RiverSource branded funds, which consisted of 104 investment companies.

(3)	Ms. Flynn, Mr. Lewis and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $74,375, $73,875 and $156,250, respectively.

(4)	Compensation is being deferred.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund’s Chief Compliance Officer, Counsel to the independent Board members, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. The Board’s Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and, as available, the Seligman funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Code of Ethics

The funds in the RiverSource complex of funds (which includes the Seligman funds), RiverSource Investments, the investment manager for the Seligman funds, and the distributor of the RiverSource complex of funds, have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The

Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and voted proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each trustee elected should represent the interests of all shareholders.

•

Votes in a contested election of trustees are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated trustee), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of January 30, 2009, there was no person or persons who controlled either the U.S. Government Securities Fund or the High-Yield Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of January 30, 2009, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following Funds:

Name and Address	Fund/Class	Percentage of Total Shares Held
MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	High-Yield Fund/Class A	10.24%
Citigroup Global House Account, 7th Floor, 333 West 34th Street, New York, NY 10001	High-Yield Fund/Class A	5.20%
MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	High-Yield Fund/Class B	13.21%
Morgan Stanley DW, Attn. Mutual Fund Operations, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	High-Yield Fund/Class B	10.64%
Citigroup Global House Account, 7th Floor, 333 West 34th Street, New York, NY 10001	High-Yield Fund/Class B	8.31%

Name and Address	Fund/Class	Percentage of Total Shares Held
MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	High-Yield Fund/Class C	22.54%
Citigroup Global House Account, 7th Floor, 333 West 34th Street, New York, NY 10001	High-Yield Fund/Class C	6.76%
State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	26.18%
State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	21.53%
State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	20.01%
Patterson & Co., FBO Customers, 1525 West WT Harris Blvd., Charlotte, NC 28288	High-Yield Fund/Class I	10.90%
State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	5.84%
Patterson & Co., FBO Customers, 1525 West WT Harris Blvd., Charlotte, NC 28288	High-Yield Fund/Class I	8.89%
MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	U.S. Government Securities Fund/ Class A	8.57%
MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	U.S. Government Securities Fund/ Class B	9.88%
Morgan Stanley DW, Attn. Mutual Fund Operations, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	U.S. Government Securities Fund/ Class B	5.38%
MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	U.S. Government Securities Fund/ Class C	26.54%

Management Ownership

As of January 30, 2009, Trustees and officers of the U.S. Government Securities Fund as a group owned less than 1% of the U.S. Government Securities Fund Class A shares of the then outstanding shares of beneficial interest of the Fund. As of the same date, Trustees or officers of the Fund did not own any of the Fund’s Class B shares, Class C shares, Class D shares or Class R shares of the then outstanding shares of beneficial interest of the Fund.

As of January 30, 2009, Trustees and officers of the High-Yield Fund as a group owned less than 1% of the Fund’s Class A shares of the then outstanding shares of beneficial interest of the Fund. As of the same date, Trustees and officers of the High-Yield Fund did not own any of the Fund’s Class B shares, Class C shares, Class D shares, Class I or Class R shares of the then outstanding shares of beneficial interest of the Fund.

Investment Advisory and Other Services

Investment Manager

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments became the new investment manager of the Fund, effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets. The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008.

The Fund pays RiverSource Investments a management fee for its services, calculated daily and payable monthly. For the U.S. Government Securities Fund, the fee is equal to 0.50% per annum of the Fund’s average daily net assets on an annual basis. The management fee for the High-Yield Fund is equal to 0.65% of the Fund’s average daily net assets on the first $1 billion of net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fees paid by the U.S. Government Securities Fund for the years ended December 31, 2008, 2007 and 2006 equaled 0.50% of the average daily net assets of such Funds, or $        , $292,788 and $340,058, respectively. The management fees paid by the High-Yield Fund for the years ended December 31, 2008, 2007 and 2006 equaled 0.65% of the average daily net assets of such Fund, or $        , $1,927,944 and $2,443,687, respectively.

The Fund pays all its expenses other than those assumed by the RiverSource Investments, including fees payable to RiverSource Investments for its services under the terms of the Management Agreement, taxes, brokerage commissions and charges in connection with the purchase and sale of assets, premium on the bond required by Rule 17g-1 under the Investment Company Act of 1940, fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against the Fund, its Board members and officers, (ii) it employs in conjunction with a claim asserted by the Board against RiverSource Investments, except that RiverSource Investments shall reimburse the Fund for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or RiverSource Investments agrees, that it is liable in whole or in part to the Fund, (iii) it employs to assert a claim against a third party, and (iv) it or RiverSource Investments employs, with the approval of the Board, to assist in the evaluation of certain investments or other matters related to the management of the Fund, fees paid for the qualification and registration for public sale of the securities of the Fund under the laws of the United States and of the several states in which such securities shall be offered for sale, fees of consultants employed by the Fund, Board member, officer and employee expenses which shall include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for Board members, officers and employees, directors and officers liability insurance, errors and omissions liability insurance, worker’s compensation insurance and other expenses applicable to the Board members, officers and employees, except the Fund will not pay any fees or expenses of any person who is an officer or employee of RiverSource Investments or its affiliates, filing fees and charges incurred by the Fund in connection with filing any amendment to its organizational documents, or incurred in filing any other document with the state where the Fund is organized or its political subdivisions, organizational expenses of the Fund, expenses incurred in connection with lending portfolio securities of the Fund, expenses properly payable by the Fund and approved by the Board, and other expenses payable by the Fund pursuant to separate agreement of the Fund and any of its service providers.

The Management Agreement provides that it is effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of Trustees who are not parties to the Management

Agreement or interested persons of any such party). The Management Agreement may be terminated by either the Fund or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Fund. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Fund does not waive any right which it may have under such laws or regulations.

Principal Underwriter

RiverSource Fund Distributors, Inc., formerly, Seligman Advisors (an affiliate of RiverSource Investments), located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series, the other Seligman mutual funds, as well as the funds in the RiverSource complex of funds. The distributor is an “affiliated person” (as defined in the 1940 Act) of RiverSource Investments,, which is itself an affiliated person of the Series. Those individuals identified above under “Management Information” as trustees or officers of both the Series and the distributor (in which case, directors or trustees) are affiliated persons of both entities.

Services Provided by the Investment Manager

Under each Fund’s Management Agreement, dated November 7, 2008 for the U.S. Government Securities Fund and November 7, 2008, for the High-Yield Fund, subject to the control of the Series’ Board of Trustees, RiverSource Investments manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies.

Administrative Services

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise Financial administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise Financial provides the Fund with such office space, and certain administrative, accounting and other services and executive and other personnel as are necessary for Fund operations. Ameriprise Financial pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource Investments and of the officers and employees of the Fund. Ameriprise Financial reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise Financial anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Management Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the affected Fund will inform shareholders prior to the effectiveness of such increase. Ameriprise Financial also provides senior management for Seligman Data Corp. (“SDC”).

Other Investment Advice

No person or persons, other than directors, trustees, officers, or employees of RiverSource Investments, regularly advise the Funds of the Series or RiverSource Investments with respect to the Funds’ respective investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of each Fund of the Series, as set forth below:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge As a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for each Fund’s shares; it includes the initial sales charge.

Rule 12b-1 Plan

Each Fund of the Series has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to the distributor an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class B, Class C, Class D and Class R shares. (Effective at the close of business on May 16, 2008, the Funds’ Class D shares will be combined with Class C shares, and Class D shares will no longer be available. After Class D shares are combined with Class C shares, former Class D shareholders will be subject to the Funds’ Rule 12b-1 Plan in respect of Class C shares, which is identical in its terms to Class D shares. There is no administration, shareholder services and distribution fee in respect of either Fund’s Class I shares.) Payments by a Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Series’ shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying the distributor’s costs incurred in connection with its marketing efforts with respect to shares of the Series. RiverSource Investments, in its sole discretion, may also make similar payments to the distributor from its own resources, which may include the management fee that RiverSource Investments receives from each Fund, respectively. Payments made by a Fund under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund of the Series, as well as to discourage redemptions.

Fees paid by a Fund under its 12b-1 Plan with respect to any class of shares of the Fund may not be used to pay expenses incurred solely in respect of any other class of the Fund or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes of the Fund in accordance with a methodology approved by the Series’ Board of Trustees. Expenses of distribution activities that benefit both a Fund and other Seligman funds are allocated among the applicable Fund and funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board of Trustees of the Series.

Class A

Under the 12b-1 Plan, each Fund, with respect to its Class A shares, is authorized to pay monthly to the distributor a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund’s Class A shares. This fee is used by the distributor exclusively to make payments to Service Organizations, which have entered into agreements with the distributor. Such Service Organizations receive from the distributor a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for each Fund, respectively. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Series. A Fund of the Series is not obligated to pay the distributor for any such costs it incurs in excess of the fee described above. No expense incurred in one year by the distributor with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund’s 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the distributor with respect to its Class A shares. The total amount of service fees paid to the distributor in respect of Class A shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2008 was $ and $, respectively, equivalent to % and %, respectively, per annum of each Fund’s Class A shares’ average daily net assets.

Class B

Under the 12b-1 Plan, each Fund, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased the distributor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of a Fund’s Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to the distributor to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to the distributor. A small portion of the distribution fee is paid to the distributor in connection with sales of Class B shares for which no commissions are paid; the distributor may pay the entire 12b-1 fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by the distributor exclusively to make payments to Service Organizations which have entered into agreements with the distributor. Such Service Organizations receive from the distributor a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares of a Fund attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for the Fund. The amounts expended by the distributor or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by the Series in that year. Each Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. the distributor and the Purchasers are not reimbursed for expenses that exceed such fees. If a Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to the distributor or the Purchasers with respect to its Class B shares. The total amount of distribution and service fees paid in respect of Class B shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2008 was $ and $, respectively, or 1% per annum of each Fund’s Class B shares’ average daily net assets.

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to the distributor a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class C shares. This fee is used by the distributor as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds to (1) reimburse the distributor for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse the distributor for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to the distributor is limited to amounts the distributor actually paid to Service Organizations as service fees at either the time of sale or the ongoing service fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount of distribution and service fees paid to the distributor in respect of Class C shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2008 was $ and $, respectively, or 1% per annum of each Fund’s average daily net assets of Class C shares and Class D shares, which converted to C lass C shares on May 16, 2008.

The amounts expended by the distributor in any one year with respect to Class C shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by the distributor in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2008, the distributor incurred $ and $ of expenses in respect of the U.S. Government Securities Fund and the High-Yield Fund Class C shares, respectively, that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. These amounts were equal to % and %, respectively, of each Fund’s Class C shares’ net assets as of December 31, 2008.

If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to the distributor with respect to its Class C shares.

Class R

Under the 12b-1 Plan, each Fund, with respect to Class R shares, is authorized to pay monthly to the distributor a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by the distributor in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by the distributor as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse the distributor for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse the distributor for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse the distributor for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to the distributor is limited to amounts the distributor actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse the distributor for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of a Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor.

The total amount of distribution and service fees paid to the distributor in respect of Class R shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2008 was $ and $, respectively, or 0.50% per annum of each Fund’s Class R shares’ average daily net assets.

The amounts expended by the distributor in any one year with respect to Class R shares of each Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by the distributor in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2008, the distributor incurred $ and $ of expenses in respect of the U.S. Government Securities Fund and the High-Yield Fund Class R shares, respectively, that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. These amounts were equal to % and %, respectively, of each Fund’s Class R shares’ net assets as of December 31, 2008.

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to the distributor with respect to Class R shares.

Payments made by the U.S. Government Securities Fund under its 12b-1 Plan for the year ended December 31, 2008, were spent on the following activities in the following amounts:

	Class A	Class B	Class C**		Class D		Class R
Compensation to underwriters	$-0-	$	$		$		$
Compensation to broker/dealers
Other Compensation*	-0-			-0-		-0-		-0-

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

**	Includes payments with respect to Class C shares and Class D shares, which converted to Class C shares on May 16, 2008.

Payments made by the High-Yield Fund under its 12b-1 Plan for the year ended December 31, 2008, were spent on the following activities in the following amounts:

	Class A	Class B	Class C		Class D		Class R
Compensation to underwriters	$-0-	$	$		$		$
Compensation to broker/dealers
Other Compensation*	-0-			-0-		-0-		-0-

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was initially approved with respect to each Fund on April 8, 1986 by the Board of Trustees of the Series, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Series and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (“Qualified Trustees”) and by the shareholders of each Fund at a meeting of shareholders on April 10, 1986. The Plan was approved with respect to Class B shares of the High-Yield Fund on March 21, 1996 by the Board of Trustees of the Series, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the High-Yield Fund on April 22, 1996. The Plan was approved with respect to Class B shares of the U.S. Government Securities Fund on September 19, 1996 by the Board of Trustees of the Series, including a majority of the Qualified Trustees, and became effective in respect of Class B shares of the U.S. Government Securities Fund on January 1, 1997. The Plan was approved in respect of Class C shares of both Funds on May 20, 1999 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class C shares of both Funds on June 1, 1999. The Plan was approved in respect of the Class D shares of both Funds on July 15, 1993 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class D shares of both Funds on September 21, 1993. The 12b-1 Plan in respect of each Fund was approved in respect of Class R shares on March 20, 2003 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class R shares of both Series on April 30, 2003. The Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Series, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations (as defined in each of the Fund’s prospectuses) with respect to a class without the approval of a majority of the outstanding voting securities of such class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Series will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Trustees and Qualified Trustees.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Trustees who are not “interested persons” of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed annually by the Trustees.

RiverSource Services, Inc., formerly, Seligman Services, Inc. (“RiverSource Services”) acts as the broker/dealer of record for shareholder accounts of each Fund that do not have a designated financial advisor and receives compensation pursuant to each Series’ 12b-1 Plan for providing personal services and account maintenance to such accounts. For the year ended December 31, 2008, Seligman Services received service fees pursuant to the

U.S. Government Securities Fund’s 12b-1 Plan in the amounts of $. For the years ended December 31, 2008, Seligman Services received service fees pursuant to the High-Yield Fund’s 12b-1 Plan in the amounts of $.

Other Service Providers

The Seligman funds have entered into an agreement with Board Services Corporation (“Board Services”) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Series are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

The following tables set forth certain additional information from that discussed in the Prospectuses with respect to the portfolio manager of each Fund. Unless noted otherwise, all information is provided as of September 30, 2008.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers of the High-Yield Fund and the U.S. Government Securities Fund, the number of accounts managed (other than the Fund managed by its portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies those accounts that have an advisory fee based on the performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A

Seligman High Yield Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Schroepfer	5 Registered Investment Companies with approximately $2.2 billion in total assets under management.	None	None

Seligman U.S. Government Securities Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jamie Jackson	18 Registered Investment Companies with approximately $26.0 billion in total assets under management.	5 Other Pooled Investment Vehicles with approximately $2.77 million in total assets under management.	26 Other Accounts* with approximately $6.8 billion in total assets under management.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Todd White (1)	4 Registered Investment Companies with approximately $138.9 million in net assets under management.	None	None

(1)	Mr. White became a portfolio manager of the U.S. Government Fund on November 17, 2008, and his information in the tables above is provided as of such date.

*	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

Table B

Seligman High Yield Fund

Mr. Schroepfer manages no other accounts that pay an advisory fee based on the performance of the account.

Seligman U.S. Government Securities Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jamie Jackson	3 Registered Investment Companies with approximately $1.26 billion in total assets under management.	None	None

Todd White (1)	None	None	None

(1)	Mr. White became a portfolio manager of the U.S. Government Fund on November 17, 2008, and his information in the tables above is provided as of such date.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Funds’ investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of September 30, 2008, Mr. Jackson did not own shares of the U.S. Government Fund, and Mr. Schroepfer did not own shares of the High-Yield Fund. Mr. White became a portfolio manager of the U.S. Government Fund on November 17, 2998, and did not own shares of that Fund as of such date.

Portfolio Transactions and Other Practices

Portfolio Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities for each Fund of the Series. When two or more of the investment companies in the Seligman Group of Funds or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a “spread,” i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreements recognize that in the purchase and sale of portfolio securities, Seligman will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to Seligman for its use in connection with its services to the Funds as well as to other clients.

The Funds will not incur commissions in connection with the purchase and sale of fixed-income securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions. For the years ended December 31, 2008, 2007 and 2006, the Seligman High-Yield Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $        , $86,009 and $119,351, respectively. Such variations result primarily from periodic sales of equity securities (as opposed to fixed-income securities) by the Fund.

Commissions

For the years ended December 31, 2008, 2007 and 2006, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman (the Fund’s investment manager prior to November 7, 2008), or the distributor.

Brokerage Selection

In selecting broker-dealers to execute transactions, RiverSource Investments will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions. On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Regular Broker-Dealers

During the year ended December 31, 2008, neither Fund of the Series acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value. The Trustees also have the power to create additional series of shares. At present, shares of beneficial interest of two series have been authorized, which shares of beneficial interest constitute interests in the U.S. Government Securities Fund and the High-Yield Fund. Shares of beneficial interest of the U.S. Government Securities Fund are divided into four classes, designated Class A, Class B, Class C and Class R shares of beneficial interest . Shares of beneficial interest of the High-Yield Fund are divided into five classes, designated Class A, Class B, Class C, Class I and Class R shares of beneficial interest. Each share of beneficial interest of each Fund’s respective classes is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares of each Fund entitle their holders to one vote per share. Each Fund’s shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Series not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Series.

Other Securities

The Series has no authorized securities other than the above-mentioned shares.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Series, the other investment companies in the Seligman Group of Funds, and RiverSource Investments and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by RiverSource Investments or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund, Inc.), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund, Inc. (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund, Inc. which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person.” A “single person” includes an individual; members of a family unit comprising, husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis any Fund’s Prospectuses, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in each of the Series’ Prospectuses applies to sales to “eligible employee benefit plans,” except that the Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in a Fund, but, in the event of plan termination, will be subject to a CDSC of 1 % on shares purchased within 18 months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Series’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or the distributor.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the distributor;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided RiverSource Investments or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside trustees, or through a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with the distributor; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts a broker-dealer, trustee, or record keeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent, are subject to a CDSC of 1% on redemptions of such shares within 18 months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within 18 months prior to plan termination, except that any such plan that is or was a separate account client of the investment manager at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares of each Fund purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an 18-month period, Morgan Stanley Dean Witter will reimburse the distributor a pro rata portion of the fee it received from the distributor at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class B

Class B shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares of each Fund are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and capital gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value without an initial sales charge. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Seligman High-Yield Fund are described in the Prospectus for the Class I shares. Unlike Class B shares, Class I shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C and Class R shareholders of each Fund who reinvest both their dividends and capital gain distributions to purchase additional shares of each Fund, respectively, may use that Fund’s Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class R shares of each Fund (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, or disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Trustees of the Series;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of the investment manager at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C or Class R shares of a Fund sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to the distributor promptly upon notice, an amount equal to the payment or a portion of the payment made by the distributor at the time of sale of such shares.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for shares of a Fund sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Series will only consider accepting securities (l) to increase its holdings in a portfolio security of a Fund, or (2) if RiverSource Investments determines that the offered securities are a suitable investment for a Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Series may reject in whole or in part offers to pay for shares of a Fund with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for shares of a Fund at any time without notice. The Fund will not accept restricted securities in payment for a Fund shares. The Series will value accepted securities in the manner provided for valuing portfolio securities of the Funds. Any securities accepted by the Funds in payment for a Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Fund Reorganizations

Class A shares of each Fund may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of a Fund’s shares if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell shares of a Fund of the Series, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC accepts your request. However, in some cases, each Fund of the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Fund is computed by dividing such class’s share of the value of the net assets of such Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The dividends paid with respect to the Class B, Class C and Class R shares will generally be lower than the dividends paid with respect to the Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the dividends paid with respect to the Class I shares, which have no 12b-1 fee and which may have lower expenses.

With respect to the High-Yield Fund, generally portfolio securities, on an exchange are valued at the last sale price on the primary exchange or security market on which such securities primarily are traded. Securities not listed on an exchange or security market or for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by RiverSource Investments based on quotations provided by primary market makers in such securities. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security based upon its fair value as determined in accordance with procedures approved by the Series’ Board of Trustees. In addition, fair value pricing may also be utilized, in accordance with procedures approved by the Board of Trustees in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. With respect to the U.S. Government Securities Fund, investments in US government and government agency obligations are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Series’ Board of Trustees. Securities traded on an exchange are valued at the last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. For purposes of determining the net asset value per share of a Fund of the Series, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of major banks. Short-term obligations with 60 days or less remaining to maturity are generally valued at current market quotations or amortized cost if RiverSource Investments believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued as described above for short-term obligations maturing in 60 days or less. Premiums received on the sale of call options will be included in the net asset value, and current market value of the options sold by a Series will be subtracted from net asset value.

Specimen Price Make-Up

Under the current distribution arrangements between the Series and the distributor, Class A shares of each Fund are sold with a maximum initial sales charge of 4.50% and Class B, Class C, Class I (High-Yield Fund only) and Class R shares of each Fund are sold at NAV(1). Using each Class’s NAV at December 31, 2008 of the U.S. Government Securities Fund and of the High-Yield Fund, the maximum offering price of each Fund’s shares is as follows:

	U.S. Government Securities Fund		High-Yield Fund
Class A
Net asset value per share	$		$
Maximum initial sales charge (4.50% of offering price)

Offering price to public	$		$

Class B
Net asset value and offering price per share(1)		$6	$

Class C
Net asset value and offering price per share(1)	$		$

Class I
Net asset value and offering price per share		n/a	$

Class R
Net asset value and offering price per share(1)	$		$

(1)	Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class C shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling a Fund’s shares under ordinary circumstances are set forth in each of the Fund’s Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by a Fund of their shares impracticable or it is not reasonably practicable for each of the Funds to fairly determine their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of a Fund’s shareholders. Under these circumstances, redemption proceeds may be made in securities (i.e., a redemption in kind). If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of each Fund’s responsibility for the prevention of money laundering, you may be required by a Fund, RiverSource Investments, the distributor or SDC or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, a Fund, the distributor or SDC their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Fund. A Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund, the distributor or SDC their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, RiverSource Investments, the distributor or SDC or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares.

The Series has no arrangements with any person to permit frequent trading of a Fund’s shares.

Taxation of each Fund

Each Fund is qualified and intends to continue to qualify for tax treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements that each Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US federal income taxes on dividends and distributions by each Fund and assumes that each Fund qualifies as a regulated investment company.

Dividends from net investment income (other than qualified dividend income) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. For taxable years beginning before January 1, 2011, with respect to the High-Yield Fund, dividends from qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The amount of dividend income that may be designated as “qualified dividend income” by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period requirements with respect to the Fund shares. To the extent designated as derived from the Funds’ dividend income that would be eligible for the dividends received deduction if the Funds were not a regulated investment company, distributions are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Non-corporate US shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from a Fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders.

Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

At December 31, 2007, the U.S. Government Securities Fund and the High-Yield Fund had net capital loss carryforwards for federal income tax purposes of $8,151,784 and $1,370,110,507, respectively, which are available for offset against future taxable net capital gains, with $1,438,163 expiring in 2008, $2,770,254 expiring in 2012, $1,912,635 expiring in 2013 and $2,030,732 expiring in 2014 for the U.S. Government Securities Fund and $255,659,981 expiring in 2008, $668,622,539 expiring in 2009, $444,283,739 expiring in 2010 and $1,544,248 expiring in 2012 for the High-Yield Fund. There is no assurance that the Funds will be able to utilize all of its capital loss carryforward before it expires.

Dividends and capital gain distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by each Fund of the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Long-term capital gain of a non-corporate US shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Each Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year, at least 98% of its net capital gain income realized during the one-year period ending on October 31 during such year, and all ordinary income and net capital gain income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income prior to the end of each calendar year to avoid liability for the excise tax.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, the Funds may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Funds may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any of its undistributed dividends and capital gain distributions. The Funds also reserves the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from a Fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from a

Fund is not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholders generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations, and a foreign corporate investor will also be subject to a branch profits tax. In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to US federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for US federal estate tax purposes, subject to any applicable estate tax treaty.

Shareholders are urged to consult their tax advisors concerning the effect of federal income and state and local taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Series and the distributor are parties to a Distributing Agreement dated January 1, 1993 under which the distributor acts as the exclusive agent for distribution of shares of each Fund of the Series. The distributor accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of each Fund’s shares, the distributor allows reallowances to all dealers on sales of Class A shares as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. The distributor retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the U.S. Government Securities Fund for the years ended December 31, 2008, 2007 and 2006 amounted to $        , $6,239 and $7,958, respectively, of which $        , $647 and $1,724, respectively was retained by the distributor. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Any initial sales charges paid on Class C share would relate to purchases prior to June 4, 2007.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the High-Yield Fund for the years ended December 31, 2008, 2007 and 2006 amounted to $        , $44,365 and $60,238, respectively, of which $        , $9,144 and $13,581 was retained by the distributor. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Any initial sales charges paid on Class C share would relate to purchases prior to June 4, 2007.

Compensation

The distributor, which is an affiliated person of RiverSource Investments, which is an affiliated person of the Series, received the following commissions (including sales charges after January 1, 2006 that otherwise would have been paid to Seligman Services) and other compensation from each Fund during the year ended December 31, 2008:

Fund	Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class R Shares Retained)(1)(3)	Brokerage Commissions	Other Compensation(2)
U.S. Government Securities Fund	$1,466	$2,776	$-0-	$11,629
High-Yield Fund	6,277	19,502	-0-	30,388

(1)	The distributor has sold its rights to collect a substantial portion of the distribution fees paid by the Funds in respect of their respective Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plan.”

(2)	During the year ended December 31, 2006, the distributor received distribution and service fees in respect of Class B, Class C, Class D and Class R shares pursuant to each Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

(3)	Includes CDSC retained in respect of Class D shares which converted to Class C shares.

Other Payments

The distributor pays authorized dealers and investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the “TargETFunds”) and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the TargETFunds, the distributor shall pay authorized dealers and investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

The distributor also pays authorized dealers and investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets at the time of investment in a Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Cash Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
Sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of the investment manager at the time of initial investment (or within the prior 30 days) in that Fund.

The fees described above under “Other Payments” relate only to purchases of Class A shares of the Seligman mutual funds. Purchases of shares of RiverSource funds, RiverSource Partners funds and Threadneedle funds will not be aggregated with purchases of shares of the Seligman mutual funds for purposes of the fees described above.

PAYMENTS TO FINANCIAL INSTITUTIONS

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial institutions, including inter-company allocation of resources or payment to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the funds. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial institution, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial institution charges its representatives for effecting transactions in the funds. The amount of payment varies by financial institution, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial institution in addition to such asset-based fees, are considered on a case-by-case basis.

Program and Shareholder Servicing

Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial institution to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial institution may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments

The distributor and its affiliates may separately pay financial institutions in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial institution employees, client and investor events and other financial institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law. From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

Financial Institution Arrangements

The financial institution through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial institution.

Calculation of Yield and Performance Data

The Funds may quote performance data in various ways. All performance information supplied by a Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Funds’ Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented each Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period. The cumulative total return for each Class of shares shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A shares; determining total value of all dividends and capital gain distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. Ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately eight years after their date of purchase.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

Historical Investment Results

Class A

The annualized yields for the 30-day period ended December 31, 2008 for the Class A shares of the U.S. Government Securities Fund and of the High-Yield Fund was % and %, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund’s and High-Yield Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum initial sales charge of 4.50% of the net amount invested) on December 31, 2008, which was the last day of the period. The average number of Class A shares of the U.S. Government Securities Fund and the High-Yield Fund was and , respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The average annual total returns for the Class A shares of the U.S. Government Securities Fund for the one-, five-, and ten-year periods ended December 31, 2008 were %, % and %, respectively. The average annual total returns for the Class A shares of the High Yield Fund for the one-, five-, and ten-year periods ended December 31, 2008 were %, % and %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the particular Fund, subtracting the maximum initial sales charge of 4.50% of the public offering price and assuming that all of the dividends and capital gain distributions of the particular Fund, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed. The average annual total return was then determined by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption (i.e., the average annual compound rate of return).

The cumulative total returns for the Class A shares of the U.S. Government Securities Fund and of the High-Yield Fund for the ten-year periods ended December 31, 2008 were % and %, respectively. Thus, a $1,000 investment in Class A shares of the U.S. Government Securities Fund made on December 31, 1998 had a value of $ on December 31, 2008; and a $1,000 investment in Class A shares of the High-Yield Fund made on December 31, 1998 had a value of $ on December 31, 2008.

Class B

The annualized yields for the 30-day period ended December 31, 2008 for the Class B shares of the U.S. Government Securities Fund and of the High-Yield Fund were % and %, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund’s and High-Yield Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2008, which was the last day of the period. The average number of Class B shares of the U.S. Government Securities Fund and the High-Yield Fund was and , respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class B shares of the U.S. Government Securities Fund for the one- , five- and ten-year periods ended December 31, 2008 were %, % and %, respectively. The average annual total returns for the Class B shares of the High-Yield Fund for the one-, five- and ten-year periods ended December 31, 2008 were %, % and %, respectively. These returns were computed assuming a hypothetical initial payment of $1,000 in Class B shares of the particular Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class B shares, if any, were reinvested over the relevant time periods. Return from inception reflects automatic conversion to Class A shares approximately eight years after inception date. It was then assumed that at the end of the one-, five- and ten-year periods the entire amounts were redeemed, subtracting the applicable CDSC. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class B shares of the U.S. Government Securities Fund and of the High-Yield Fund for the ten-year period ended through December 31, 2008 were % and %, respectively. Thus, a $1,000 investment in Class B shares of the U.S. Government Securities Fund made on December 31, 1998 had a value of $ on December 31, 2008; and a $1,000 investment in Class B shares of the High-Yield Fund made on December 31, 1998 had a value of $ on December 31, 2008.

Class C

The annualized yields for the 30-day period ended December 31, 2008 for the Class C shares of the U.S. Government Securities Fund and of the High-Yield Fund were % and %, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund’s and the High-Yield Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2008, which was the last day of the period. The average number of Class C shares of the U.S. Government Securities Fund and the High-Yield Fund was and , respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the U.S. Government Securities Fund for the one- and five-year periods ended December 31, 2008 and the period from May 27, 1999 (commencement of operations) through December 31, 2008 were %, % and %, respectively. The average annual returns for the Class C shares of the High-Yield Fund for the one- and five-year periods ended December 31, 2008 and the period from May 27, 1999 (commencement of operations) through December 31, 2008 were %, % and %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the particular Fund and assuming that all of the dividends and capital gain distributions by each Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five- year periods and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for the Class C shares of the U.S. Government Securities Fund and of the High-Yield Fund for the period May 27, 1999 (commencement of operation of Class C shares) through December 31, 2008 were % and %, respectively. Thus, a $1,000 investment in Class C shares of the U.S. Government Securities Fund and of the High-Yield Fund made on May 27, 1999 had a value of $ and $, respectively, on December 31, 2008.

Class I

The annualized yield for the 30-day period ended December 31, 2008 for the Class I shares of the High-Yield Fund was %. The annualized yield was computed by dividing the High-Yield Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2008, which was the last day of the period. The average number of Class I shares of the High-Yield Fund was , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class I shares of the High-Yield Fund for the one- and five-year periods ended December 31, 2008 and for the period November 30, 2001 (commencement of operations) through December 31, 2008 were %, % and %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class I shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class I shares, if any, were reinvested over the relevant time period. It was then assumed that the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Class I shares of the High-Yield Fund for the period November 30, 2001 (commencement of operations) through December 31, 2008 was %. These returns were computed assuming that all of the dividends and capital gain distributions paid by the High-Yield Fund’s Class I shares, if any, were reinvested over the relevant time period. Thus, a $1,000 investment in Class I shares of the High-Yield Fund made on November 30, 2001 had a value of $ on December 31, 2008.

Class R

The annualized yield for the 30-day period ended December 31, 2008 for the Class R shares of the U.S. Government Securities Fund and of the High-Yield Fund were % and %, respectively. The average number of Class R shares of the U.S. Government Securities Fund and of the High-Yield Fund were $ and $, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class R shares of the U.S. Government Securities Fund for the one-year period ended December 31, 2008 and for the period from April 30, 2003 (commencement of offering of Class R shares) through December 31, 2008 were % and %, respectively. The average annual total returns for the Class R shares of the High-Yield Fund for the one-year period ended December 31, 2008 and for the period from April 30, 2003 (commencement of offering of Class R shares) through December 31, 2008 were % and %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class R shares of the particular Fund and assuming that all of the dividends and capital gain distributions paid by the

Funds’ Class R shares, if any, were reinvested over the relevant time period. It was then assumed that the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Class R shares for the U.S. Government Securities Fund and of the High-Yield Fund for the period April 30, 2003 (commencement of offering of shares) through December 31, 2008 were % and %, respectively. Thus, a $1,000 investment in the Class R share of U.S. Government Securities Fund and of the High-Yield Fund were made on April 30, 2003 had a value of $ and $, respectively on December 31, 2008.

Financial Statements

The Funds’ Annual Reports to Shareholders for the year ended December 31, 2007 contain portfolios of the investments of each of the Funds as of December 31, 2007, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Reports, which includes the Reports of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this SAI.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant’s motion to dismiss the complaint, the Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors (the principal underwriter of the Seligman Funds) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

General Information

Information About Business Trusts. As indicated in this SAI, the Series is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Series’ Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Series into any number of other funds without further action by shareholders. The 1940 Act requires that where more than one fund exists, each fund must be preferred over all other funds in respect of assets specifically allocated to such fund.

As a general matter, the Series will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Series or any Fund to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new funds, abolishing Funds when there are no units thereof outstanding, changing the name of the Series or the name of any Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code or applicable regulations for the Series’ obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Series or the shareholders, and (f) with respect to such additional matters relating to the Series as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Series, any registration of the Series with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Series have the right, upon the declaration in writing or vote of more than two-thirds of the Series’ outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Series; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are substantially identical or that the matter does not significantly affect any interest of such Fund. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund’s assets for any shareholder held personally liable for obligations of such Series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Series. It also maintains, under the general supervision of RiverSource Investments, the accounting records and determines the net asset values for each Series of the Fund.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury, and other services.

Board Services Corporation. The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

The Seligman Funds*	Appendix A

Seligman Asset Allocation Series, Inc.

Seligman Asset Allocation Aggressive Growth Fund

Seligman Asset Allocation Balanced Fund

Seligman Asset Allocation Growth Fund

Seligman Asset Allocation Moderate Growth Fund

Seligman Capital Fund, Inc.

Seligman Cash Management Fund, Inc.

Seligman Common Stock Fund, Inc.

Seligman Communications and Information Fund, Inc.

Seligman Core Fixed Income Fund, Inc.

Seligman Frontier Fund, Inc.

Seligman Global Fund Series, Inc.

Seligman Emerging Markets Fund

Seligman Global Smaller Companies Fund

Seligman Global Growth Fund

Seligman Global Technology Fund

Seligman International Growth Fund

Seligman Growth Fund, Inc.

Seligman High Income Fund Series

Seligman U.S. Government Securities Fund

Seligman High-Yield Fund

Seligman Income and Growth Fund, Inc.

Seligman LaSalle International Real Estate Fund, Inc.

Seligman LaSalle Real Estate Fund Series, Inc.

Seligman LaSalle Global Real Estate Fund

Seligman LaSalle Monthly Dividend Real Estate Fund

Seligman Municipal Fund Series, Inc.

Seligman National Municipal Fund

Seligman Colorado Municipal Fund

Seligman Georgia Municipal Fund

Seligman Louisiana Municipal Fund

Seligman Maryland Municipal Fund

Seligman Massachusetts Municipal Fund

Seligman Michigan Municipal Fund

Seligman Minnesota Municipal Fund

Seligman Missouri Municipal Fund

Seligman New York Municipal Fund

Seligman Ohio Municipal Fund

Seligman Oregon Municipal Fund

Seligman South Carolina Municipal Fund

Seligman Municipal Series Trust

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Florida Municipal Series

Seligman North Carolina Municipal Series

Seligman New Jersey Municipal Fund, Inc.

Seligman Pennsylvania Municipal Fund Series

Seligman Portfolios, Inc.

Seligman Capital Portfolio

Seligman Cash Management Portfolio

Seligman Common Stock Portfolio

Seligman Communications and Information Portfolio

Seligman Global Technology Portfolio

Seligman International Growth Portfolio

Seligman Investment Grade Fixed Income Portfolio

Seligman Large-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio

Seligman TargetHorizon ETF Portfolios, Inc.

Seligman TargETFund 2045

Seligman	TargETFund 2035

Seligman TargETFund 2025

Seligman TargETFund 2015

Seligman TargETFund Core

Seligman Value Fund Series, Inc.

Seligman Large-Cap Value Fund

Seligman Smaller-Cap Value Fund

Tri-Continental Corporation

*	Cannot be exchanged with any RiverSource fund, RiverSource Partners fund or Threadneedle fund.

The RiverSource Complex of Funds*	Appendix B

RiverSource Bond Series, Inc.

RiverSource Floating Rate Fund

RiverSource Income Opportunities Fund

RiverSource Inflation Protected Securities Fund

RiverSource Limited Duration Bond Fund

RiverSource California Tax-Exempt Trust

RiverSource California Tax-Exempt Fund

RiverSource Dimensions Series, Inc.

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Diversified Income Series, Inc.

RiverSource Diversified Bond Fund

RiverSource Equity Series, Inc.

RiverSource Mid Cap Growth Fund

RiverSource Global Series, Inc.

RiverSource Absolute Return Currency and Income Fund

RiverSource Emerging Markets Bond Fund

RiverSource Global Bond Fund

RiverSource Global Technology Fund

Threadneedle Emerging Markets Fund

Threadneedle Global Equity Fund

RiverSource Government Income Series, Inc.

RiverSource Short Duration U.S. Government Fund

RiverSource U.S. Government Mortgage Fund

RiverSource High Yield Income Series, Inc.

RiverSource High Yield Bond Fund

RiverSource Income Series, Inc.

RiverSource Income Builder Basic Income Fund

RiverSource Income Builder Enhanced Income Fund

RiverSource Income Builder Moderate Income Fund

RiverSource International Managers Series, Inc.

RiverSource Partners International Select Growth Fund

RiverSource Partners International Select Value Fund

RiverSource Partners International Small Cap Fund

RiverSource International Series, Inc.

RiverSource Disciplined International Equity Fund

Threadneedle European Equity Fund

Threadneedle Global Equity Income Fund

Threadneedle Global Extended Alpha Fund

Threadneedle International Opportunity Fund

RiverSource Investment Series, Inc.

RiverSource Balanced Fund

RiverSource Disciplined Large Cap Growth Fund

RiverSource Diversified Equity Income Fund

RiverSource Disciplined Large Cap Value Fund

RiverSource Mid Cap Value Fund

RiverSource Large Cap Series, Inc.

RiverSource Disciplined Equity Fund

RiverSource Growth Fund

RiverSource Large Cap Equity Fund

RiverSource Large Cap Value Fund

RiverSource Managers Series, Inc.

RiverSource Partners Aggressive Growth Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners Select Value Fund

RiverSource Partners Small Cap Equity Fund

RiverSource Partners Small Cap Value Fund

RiverSource Market Advantage Series, Inc.

RiverSource Portfolio Builder Aggressive Fund

RiverSource Portfolio Builder Conservative Fund

RiverSource Portfolio Builder Moderate Aggressive Fund

RiverSource Portfolio Builder Moderate Conservative Fund

RiverSource Portfolio Builder Moderate Fund

RiverSource Portfolio Builder Total Equity Fund

RiverSource S&P 500 Index Fund

RiverSource Small Company Index Fund

RiverSource Money Market Series, Inc.

RiverSource Cash Management Fund

RiverSource Sector Series, Inc.

RiverSource Dividend Opportunity Fund

RiverSource Real Estate Fund

RiverSource Selected Series, Inc.

RiverSource Precious Metals and Mining Fund

RiverSource Series Trust

RiverSource 120/20 Contrarian Equity Fund

RiverSource 130/30 U.S. Equity Fund

RiverSource Retirement Plus 2010 Fund

RiverSource Retirement Plus 2015 Fund

RiverSource Retirement Plus 2020 Fund

RiverSource Retirement Plus 2025 Fund

RiverSource Retirement Plus 2030 Fund

RiverSource Retirement Plus 2035 Fund

RiverSource Retirement Plus 2040 Fund

RiverSource Retirement Plus 2045 Fund

RiverSource Short Term Investments Series, Inc.

RiverSource Short-Term Cash Fund

RiverSource Special Tax-Exempt Series Trust

RiverSource Minnesota Tax-Exempt Fund

RiverSource New York Tax-Exempt Fund

RiverSource Strategic Allocation Series, Inc.

RiverSource Strategic Allocation Fund

RiverSource Strategic Income Allocation Fund

RiverSource Strategy Series, Inc.

RiverSource Equity Value Fund

RiverSource Partners Small Cap Growth Fund

RiverSource Small Cap Advantage Fund

RiverSource Tax-Exempt Income Series, Inc.

RiverSource Tax-Exempt High Income Fund

RiverSource Tax-Exempt Money Market Series, Inc.

RiverSource Tax-Exempt Money Market Fund

RiverSource Tax-Exempt Series, Inc.

RiverSource Intermediate Tax-Exempt Fund

RiverSource Tax-Exempt Bond Fund

RiverSource Variable Series Trust

Disciplined Asset Allocation Portfolios – Aggressive

Disciplined Asset Allocation Portfolios – Conservative

Disciplined Asset Allocation Portfolios – Moderate

Disciplined Asset Allocation Portfolios – Moderately Aggressive

Disciplined Asset Allocation Portfolios – Moderately Conservative

RiverSource Partners Variable Portfolio – Fundamental Value Fund

RiverSource Partners Variable Portfolio – Select Value Fund

RiverSource Partners Variable Portfolio – Small Cap Value Fund

RiverSource Variable Portfolio – Balanced Fund

RiverSource Variable Portfolio – Cash Management Fund

RiverSource Variable Portfolio – Core Equity Fund

RiverSource Variable Portfolio – Diversified Bond Fund

RiverSource Variable Portfolio – Diversified Equity Income Fund

RiverSource Variable Portfolio – Global Bond Fund

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund

RiverSource Variable Portfolio – Growth Fund

RiverSource Variable Portfolio – High Yield Bond Fund

RiverSource Variable Portfolio – Income Opportunities Fund

RiverSource Variable Portfolio – Large Cap Equity Fund

RiverSource Variable Portfolio – Large Cap Value Fund

RiverSource Variable Portfolio – Mid Cap Growth Fund

RiverSource Variable Portfolio – Mid Cap Value Fund

RiverSource Variable Portfolio – S&P 500 Index Fund

RiverSource Variable Portfolio – Short Duration U.S. Government Fund

RiverSource Variable Portfolio – Small Cap Advantage Fund

Threadneedle Variable Portfolio – Emerging Markets Fund

Threadneedle Variable Portfolio – International Opportunity Fund

*	Cannot be exchanged with any Seligman fund.

PART C.  OTHER INFORMATION

Item 23. Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which will be filed by amendment.

(a)	Instrument of Establishment and Designation dated March 20, 2003. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 filed on April 30, 2003.)

(a)(1)	Instrument of Establishment and Designation dated November 15, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(a)(2)	Instrument of Establishment and Designation dated May 24, 1999. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on May 28, 1999.)

(a)(3)	Form of Amended and Restated Declaration of Trust. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on December 31, 1996.)

(a)(4)	*Form of Articles of Amendment to Declaration of Trust. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on April 29, 2008.)

(b)	By-laws of Registrant. (Incorporated by reference to Post-Effective Amendment No. 33 filed on April 30, 2003.)

(c)	Specimen Stock Certificate for Class A Shares. (Incorporated by Reference to Post-Effective Amendment No. 18 filed on April 29, 1994.)

(c)(1)	Specimen Stock Certificate for Class B Shares. (Incorporated by reference to Form SE filed on April 16, 1996.)

(c)(2)	Specimen Stock Certificate for Class D Shares. (Incorporated by Reference to Post-Effective Amendment No. 17 filed on September 21, 1993.)

(d)	*Form of Management Agreement between Registrant's Seligman High-Yield Bond Series and RiverSource Investments, LLC.

(d)(1)	*Form of Management Agreement between Registrant's U.S. Government Securities Series and RiverSource Investments, LLC.

(e)	Form of Sales Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(e)(1)	Form of Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(e)(2)	Form of Bank Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(3)	Form of the new Distributing Agreement between Registrant and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)

(e)(4)	Form of Sales Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Morgan Stanley Dean Witter, Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

PART C.  OTHER INFORMATION (continued)

(e)(5)	Form of Sales Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Morgan Stanley Dean Witter, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(6)	Form of Dealer Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Salomon Smith Barney Inc. Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(f)	Deferred Compensation Plan for Trustees of Seligman High Income Fund Series (Incorporated by reference to of Post-Effective Amendment No. 13 of the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009.)

(g)	Custodian Agreement between Registrant and Investors Fiduciary Trust Company (as assigned to State Street Bank and Trust Company). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on April 29, 1997.)

(h)(1)	Form of Administrative Services Agreement dated November 7, 2008 between Registrant and Ameriprise Financial, Inc. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. filed on January 28, 2009.)

(h)(2)	Form of License Agreement between Ameriprise Financial, Inc. and the Seligman funds (Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement of RiverSource Diversified Income Series, Inc. (File No. 2-51586) filed on October 30, 2007.)

(i)	Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(i)(1)	Opinion and Consent of Massachusetts Counsel in respect of Class R shares. (Incorporated by reference to Post-Effective Amendment No. 32 filed on April 30, 2003.)

(i)(2)	Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(i)(3)	Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on May 28, 1999.)

(i)(4)	Opinion and Consent of Counsel. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on April 29, 1997.)

(j)	*Consent of Independent Registered Public Accounting Firm.

(k)	Not Applicable.

(l)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Post-Effective Amendment No. 32 filed on April 30, 2003.)

(l)(1)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant's Seligman High-Yield Bond Series and RiverSource Fund Distributors, Inc.

(formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(l)(2)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant's Seligman U.S. Government Securities Series and Seligman High-Yield Bond Series and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on May 28, 1999.)

PART C.  OTHER INFORMATION (continued)

(l)(3)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman U.S. Government Securities Series and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(l)(4)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman High-Yield Bond Series and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(5)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed on September 21, 1993.)

(m)	Form Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Post-Effective Amendment No. 5 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(m)(1)	Form of Amended Administration, Shareholder Services and Distribution Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(m)(2)	Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(3)	Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(4)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and RiverSource Investments, LLC (formerly, J. & W. Seligman & Co. Incorporated), RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(5)	Form of Services Agreement between CIBC Oppenheimer & Co., Inc and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(6)	Form of Services Agreement between Paine Webber Incorporated and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(7)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(8)	Participation Agreement between Salomon Smith Barney Inc. and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (Incorporated by reference to Exhibit (m)(8) of

Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)

(m)(9)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

PART C.  OTHER INFORMATION (continued)

(m)(10)	Form of Mutual Fund Dealer Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(11)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(12)	Form of Mutual Fund Services Agreement between Prudential Investment Management Services LLC, Prudential Investments LLC, RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(11) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(13)	Form of Operating Agreement between Pershing LLC, RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(12) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(14)	Form of Load Fund Operating Agreement between Charles Schwab & Co., the Registrant, RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(13) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(n)	Form of Amended Plan of Multiple Classes of Shares pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement of Seligman Cash Management Fund, Inc. (File No. 811-02650) filed on April 29, 2008.)

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. filed on January 28, 2009.)

(p)(2)	Codes of Ethics adopted under Rule 17j-1 for Registrant’s principal underwriter, dated April 2008 and November 15, 2008. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. filed on January 28, 2009.)

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, dated Nov. 15, 2008. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. filed on January 28, 2009.)

(Other Exhibits)

(a)    *Directors/Trustees Powers of Attorney. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. filed on January 28, 2009.)

Item 24.	Persons Controlled by or Under Common Control with Registrant. RiverSource Investments, LLC., as sponsor of the Seligman funds, which are part of the RiverSource complex of funds, may make initial capital investments in funds (seed accounts). RiverSource Investments also serves as investment manager of certain funds-of-funds that invest primarily in Class I shares of affiliated funds (the “underlying funds”). RiverSource Investments does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that RiverSource Investments may be deemed to control certain funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, RiverSource Investments (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the funds-of-funds (which votes proxies for the funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 25.	Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 23(a)(3) to Registrant’s Post-Effective Amendment No. 22 and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 23(b) to Registrant’s Post-Effective Amendment No. 32 to the Registration Statement filed on April 30, 2003.

PART C.  OTHER INFORMATION (continued)

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. RiverSource Investments, LLC, a Delaware corporation (”RiverSource Investments”), is the Registrant’s investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended (the “Advisors Act”). The list required by this Item 26 of officers and directors of RiverSource Investments, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423), filed on January 28, 2009.

Item 27.	Principal Underwriters.

(a)	(a) RiverSource Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

THE SELIGMAN FAMILY OF FUNDS: Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Value Fund Series, Inc.

THE RIVERSOURCE FAMILY OF FUNDS: RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc. and RiverSource Tax-Exempt Series, Inc.

(b)	Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20:

RiverSource Fund Distributors, Inc.

As of December 31, 2008

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Patrick Thomas Bannigan**	Director and Vice President	President
Walter S. Berman**	Treasurer	None
Paul J. Dolan**	Chief Operating Officer and Chief Administrative Officer	None
Peter A. Gallus**	Vice President and Chief Operating Officer	None
Jeffrey P. Fox**	Chief Financial Officer	Treasurer
Eleanor T.M. Hoagland*	Anti-Money Laundering Officer	Chief Compliance Officer, Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer
Christopher P. Keating**	Vice President	None
Jeffrey Lee McGregor, Sr.**	Director and President	None
Thomas R. Moore**	Secretary	None
Brian W. Mitchell*	Chief Compliance Officer	None
Scott Roane Plummer**	Chief Counsel	Vice President, General Counsel and Secretary
William Frederick ‘Ted’ Truscott**	Chairman and Chief Executive Officer	Board Member and Vice President

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.
**	The principal business address of each of these directors and/or officers is 50611 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of RiverSource Investments, LLC at its offices at 100 Park Avenue, New York, NY 10017 and 200 Ameriprise Financial Center, Minneapolis, MN 55474 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant’s cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant, (3) Ameriprise Financial, Inc., 707 Second Avenue, South Minneapolis, MN 55402, and Iron Mountain Records Management, 920 & 950 Apollo Road, Eagan, MN 55121. Iron Mountain Records management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 29.	Management Services. Not Applicable.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 40 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 27th day of February, 2009.

SELIGMAN HIGH INCOME FUND SERIES

By:	/s/ Patrick T. Bannigan
Patrick T. Bannigan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 has been signed below by the following persons in the capacities indicated on February 27, 2009.

Signature	Title

/s/ Patrick T. Bannigan Patrick T. Bannigan	President (Principal Executive Officer)

/s/ Lawrence P. Vogel Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)

Kathleen A. Blatz, Trustee	)
Arne H. Carlson, Trustee	)
Pamela G. Carlton, Trustee	)
Patricia M. Flynn, Trustee	)
Anne P. Jones, Trustee	)	/s/ Scott Plummer
Jeffrey Laikind, Trustee	)	Scott Plummer, Attorney-in-Fact
Stephen R. Lewis, Chairman of the Board and Trustee	)
John F. Maher, Trustee	)
Catherine James Paglia, Trustee	)
Leroy C. Richie, Trustee	)
Alison Taunton-Rigby, Trustee	)
William F. Truscott, Trustee	)